Exhibit 10.56

PREMIERE GLOBAL SERVICES, INC. 401(K) PLAN

Nonstandardized 401(k) Plan

ADOPTION AGREEMENT #005
NONSTANDARDIZED 401(k) PLAN
[Related Employers only]

The undersigned Employer, by executing this Adoption Agreement, establishes a retirement plan and trust (collectively "Plan")
under the Wells Fargo Defined Contribution Prototype Plan and Trust Agreement (basic plan document #01). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached Appendices or agreements permitted or referenced therein, constitute the Employer's entire plan and trust document. All "Election" references within this Adoption Agreement are Adoption Agreement Elections. All "Article" or "Section"
references are basic plan document references. Numbers in parentheses which follow election numbers are basic plan document references. Where an Adoption Agreement election calls for the Employer to supply text, the Employer (without altering the content of any existing printed text) may lengthen any space or line, or create additional tiers. When Employer-supplied text uses terms substantially similar to existed printed options, all clarifications and caveats applicable to the printed options apply to the Employer-supplied text unless the context requires otherwise. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.
ARTICLE I
DEFINITIONS
1. EMPLOYER (1.23).

Name: Premiere Global Services, Inc.

Address: 3280 Peachtree Road, N.W., Suite 1000, Atlanta, Georgia 30305

Phone number: 404-262-8400

E-mail (optional): _______________________________

Employer's Taxable Year: December 31

EIN: 59-3074176

2.		PLAN (1.40).

Name: Premiere Global Services, Inc. 401(k) Plan

Plan number: 001_______________________________ (3-digit number for Form 5500 reporting)

Trust EIN (optional): _______________________________

3. PLAN/LIMITATION YEAR (1.42/1.33). Plan Year and Limitation Year mean the 12 consecutive month period (except for a short
Plan/Limitation Year) ending every (Complete (a) and (b)):
[Note: Complete any applicable blanks under Election 3 with a specific date, e.g., "June 30" OR "the last day of February" OR "the first
Tuesday in January." In the case of a Short Plan Year or a Short Limitation Year, include the year, e.g., "May 1, 2008."]

(a)	Plan Year (Choose one of (1) or (2) and choose (3) if applicable):

		(1)	[X]	December 31.

		(2)	[ ]	Fiscal Plan Year: ending:

		(3)	[ ]	Short Plan Year: commencing: _____________ and ending: ___________ .

(b)		Limitation Year (Choose one of (1) or (2) and choose (3) if applicable):

(1)			[X]	Generally same as Plan Year. The Limitation Year is the same as the Plan Year except where the Plan Year is a short year in which event the Limitation Year is always a 12 month period, unless the short Plan Year (and short Limitation
Year) result from a Plan amendment.

(2)			[ ]	Different Limitation Year: ending:___________ .

(3)			[ ]	Short Limitation Year: commencing:_____________and ending:___________ .

4.		EFFECTIVE DATE (1.19). The Employer's adoption of the Plan is a (Choose one of (a), (b), or (c). Choose (d) if applicable):

(a)	[ ]	New Plan. The Plan's Effective Date is:

(b)	[X]	Restated Plan. The Plan's restated Effective Date is: January 1, 2009. The Plan's original Effective Date was: July 1,
1994 .

[Note: See Section 1.51 for the definition of Restated Plan. If this Plan is an EGTRRA restatement: (i) the EGTRRA restatement Effective Date must be the later of the beginning of the 2002 Plan Year or the Plan's original Effective Date; and (ii) if specific Plan provisions, as reflected in this Adoption Agreement, do not date back to the EGTRRA restatement Effective Date, indicate as such in Appendix A.]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k) Plan

(c) [ ]	Restatement of surviving and merging plans. The Plan restates two (or more) plans (Complete (1) and (2). Choose (3) as applicable):

	(1)	This (surviving) Plan. The Plan's restated Effective Date is:_____________________ . The Plan's original Effective Date was:

[Note: If this Plan is an EGTRRA restatement: (i) the EGTRRA restatement Effective Date must be the later of the beginning of the 2002
Plan Year or the Plan's original Effective Date; and (ii) if specific Plan provisions, as reflected in this Adoption Agreement, do not date back to the EGTRRA restatement Effective Date, indicate as such in Appendix A.]

	(2)	Merging plan. The _____________________ Plan was or will be merged into this surviving Plan as of:___________ . The merging plan's restated Effective Date is: _____________________ . The merging plan's original Effective Date was:____________.
[See the Note under Election 4(c)(1) if this document is the merging plan's EGTRRA restatement.]

	(3) [ ]	Additional merging plans. The following additional plans were or will be merged into this surviving Plan (Complete a.
and b. as applicable):

		Name of merging plan	Merger date	Restated Effective Date	Original Effective Date

		a. ______________________________	___________	___________	___________
		b. ______________________________	___________	___________	___________

(d) [ ]	Special Effective Date for Elective Deferral provisions: _____________________________________

5.	TRUSTEE (1.65). The Trustee executing this Adoption Agreement is (Choose one or more of (a), (b), or (c). Choose (d) if applicable):

(a)	[ ]	A discretionary Trustee. See Section 8.02(A).

(b)	[X]	A nondiscretionary (directed) Trustee or Custodian. See Section 8.02(B).

(c)	[ ]	A Trustee under the: ____________________________ (specify name of trust), a separate trust agreement the Trustee has executed and that the IRS has approved for use with this Plan. Under this Election 5(c) the Trustee is not executing the Adoption Agreement and Article VIII of the basic plan document does not apply, except as indicated otherwise in the separate trust agreement. See Section 8.11(C).

(d)	[ ]	Permitted Trust amendments apply. Under Section 8.11 the Employer in Appendix C has made certain permitted amendments to the Trust. Such amendments do not constitute a separate trust under Election 5(c).

6. CONTRIBUTION TYPES (1.12). The Employer and/or Participants, in accordance with the Plan terms, make the following
Contribution Types to the Plan/Trust (Choose one or more of (a) through (h) as applicable. Choose (i) if applicable):

(a)	[X]	Pre-Tax Deferrals. See Section 3.02 and Elections 20-23.

(b)	[ ]	Roth Deferrals. See Section 3.02(E) and Elections 20, 21, and 23. [Note: The Employer may not limit Elective Deferrals to Roth Deferrals only.]

(c)	[X]	Matching. See Sections 1.34 and 3.03 and Elections 24-26. [Note: The Employer may make an Operational QMAC without electing 6(c). See Section 3.03(C)(2).]

(d)	[ ]	Nonelective. See Sections 1.37 and 3.04 and Elections 27-29. [Note: The Employer may make an Operational QNEC without electing 6(d). See Section 3.04(C)(2).]

(e)	[ ]	Safe Harbor/Additional Matching. The Plan is (or pursuant to a delayed election, may be) a safe harbor 401(k) Plan. The Employer will make (or under a delayed election, may make) Safe Harbor Contributions as it elects in Election 30. The Employer may or may not make Additional Matching Contributions as it elects in Election 30. See Election 26 as to matching Catch-Up Deferrals. See Section 3.05.

(f)	[ ]	Employee (after-tax). See Section 3.09 and Election 35.

(g)	[ ]	SIMPLE 401(k). The Plan is a SIMPLE 401(k) Plan. See Section 3.10. The Employer operationally will elect for each Plan Year to make a SIMPLE Matching Contribution or a SIMPLE Nonelective Contribution as described in Section 3.10(E). The Employer must notify Participants of the Employer's SIMPLE contribution election and of the Participants' deferral election rights and limitations within a reasonable period of time before the 60th day prior to the beginning of the Plan Year. [Note: The Employer electing 6(g) may not elect any other Contribution Types except under Elections 6(a), 6(b), and 6(h).]

(h)	[ ]	Designated IRA. See Section 3.12 and Election 36.

(i)	[ ]	None (frozen plan). The Plan is/was frozen effective as of: _________________________. See Sections 3.01(J) and 11.04.

[Note: Elections 20 through 30 and Elections 35 through 37 do not apply to any Plan Year in which the Plan is frozen.]

© 2008 Wells Fargo Bank, N.A.

7.		DISABILITY (1.15). Disability means (Choose one of (a) or (b)):

(a)	[ ]	Basic Plan. Disability as defined in Section 1.15(A).

(b)	[X]	Describe: as defined in the long-term disability plan for employees of Premiere Global Services, Inc.

[Note: The Employer may elect an alternative definition of Disability for purposes of Plan distributions. However, the use of an alternative definition may result in loss of favorable tax treatment of the Disability distribution.]

8. EXCLUDED EMPLOYEES (1.21(D)). The following Employees are not Eligible Employees but are Excluded Employees
(Choose one of (a) or (b)):

[Note: Regardless of the Employer's elections under Election 8: (i) Employees of any Related Employers (excluding the Signatory
Employer) are Excluded Employees unless the Related Employer becomes a Participating Employer; and (ii) Reclassified Employees and
Leased Employees are Excluded Employees unless the Employer in Appendix B elects otherwise. See Sections 1.21(B), 1.21(D)(3) and
1.23(D).]

(a)	[ ]	No Excluded Employees. All Employees are Eligible Employees as to all Contribution Types.

(b)	[X]	Exclusions. The following Employees are Excluded Employees (either as to all Contribution Types or to the designated
Contribution Type) (Choose one or more of (1) through (7) as applicable):

[Note: For this Election 8, unless described otherwise in Election 8(b)(7), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals,
Employee Contributions and Safe Harbor Contributions. Matching includes all Matching Contributions except Safe Harbor Matching
Contributions. Nonelective includes all Nonelective Contributions except Safe Harbor Nonelective Contributions.]

			(1) All Contributions		(2) Elective Deferrals	(3) Matching	(4) Nonelective
(1)	[ ]	No exclusions. No exclusions as to the	N/A		[ ]	[ ]	[ ]
		designated Contribution Type.	(See Election
8(a))
(2)	[X]	Collective Bargaining (union) Employees.	[X]	OR	[ ]	[ ]	[ ]
As described in Code §410(b)(3)(A).
See Section 1.21(D)(1).

(3)	[X]	Non-Resident Aliens. As described in Code	[X]	OR	[ ]	[ ]	[ ]
§410(b)(3)(C). See Section 1.21(D)(2).

(4)	[ ]	HCEs. See Section 1.21(E). See Election 30(e)	[ ]	OR	[ ]	[ ]	[ ]
as to exclusion of some or all HCEs
from Safe Harbor Contributions.

(5)	[ ]	Hourly paid Employees.	[ ]	OR	[ ]	[	[ ]
(6)	[ ]	Part-Time/Temporary/Seasonal Employees.	[ ]	OR	[ ]	[	[ ]
See Section 1.21(D)(4). A Part-Time, Temporary
or Seasonal Employee is an Employee
whose regularly scheduled Service is less than
(specify a maximum of 1,000)
Hours of Service in the relevant Eligibility
Computation Period.

[Note: If the Employer under Election 8(b)(6) elects to treat Part-Time, Temporary and Seasonal Employees as Excluded Employees and
any such an Employee actually completes at least 1,000 Hours of Service during the relevant Eligibility Computation Period, the Employee becomes an Eligible Employee. See Section 1.21(D)(4).]

(7) [X]	Describe exclusion category and/or Contribution Type: the Plan excludes independent contractors (e.g., Exclude Division B Employees OR Exclude salaried Employees from Discretionary Matching Contributions.)

[Note: Any exclusion under Election 8(b)(7), except as to Part-Time/Temporary/Seasonal Employees, may not be based on age or Service or level of Compensation. See Election 14 for eligibility conditions based on age or Service.]

Nonstandardized 401(k)

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

9. COMPENSATION (1.11(B)). The following base Compensation (as adjusted under Elections 10 and 11) applies in allocating
Employer Contributions (or the designated Contribution Type) (Choose one or more of (a) through (d) as applicable):

[Note: For this Election 9 all definitions include Elective Deferrals unless excluded under Election 11. See Section 1.11(D). Unless described otherwise in Election 9(d), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions,
Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. In applying any Plan definition which references Section 1.11 Compensation, where the Employer in this Election 9 elects more than one Compensation definition for allocation purposes, the Plan Administrator will use W-2 Wages for such other Plan definitions if the Employer has elected W-2 Wages for any Contribution Type or Participant group under Election 9. If the Employer has not elected W-2 Wages, the Plan Administrator for such other Plan definitions will use 415 Compensation.]

			(1)		(2)	(3)	(4)
			All		Elective
			Contributions		Deferrals	Matching	Nonelective
(a)	[X]	W-2 Wages (plus Elective Deferrals).	[X]	OR	[ ]	[ ]	[ ]
See Section 1.11(B)(1).

(b)	[ ]	Code §3401 Federal Income Tax	[ ]	OR	[ ]	[ ]	[ ]
Withholding Wages (plus Elective
Deferrals). See Section 1.11(B)(2).

(c)	[ ]	415 Compensation (simplified).	[ ]	OR	[ ]	[ ]	[ ]
See Section 1.11(B)(3).
[Note: The Employer may elect an alternative
"general 415 Compensation" definition by
electing 9(c) and by electing the alternative
definition in Appendix B. See Section 1.11(B)(4).]

(d)	[ ] Describe Compensation by Contribution Type or by Participant group: ___________________________________

[Note: Under Election 9(d), the Employer may: (i) elect Compensation from the elections available under Elections 9(a), (b), or (c), or a combination thereof as to a Participant group (e.g., W-2 Wages for Matching Contributions for Division A Employees and 415
Compensation in all other cases); and/or (ii) define the Contribution Type column headings in a manner which differs from the
"all-inclusive" description in the Note immediately preceding Election 9(a) (e.g., Compensation for Safe Harbor Matching Contributions
means W-2 Wages and for Additional Matching Contributions means 415 Compensation).]

10. PRE-ENTRY/POST-SEVERANCE COMPENSATION (1.11(H)/(I)). Compensation under Election 9 (Complete (a). Choose (b). if applicable):

[Note: The Plan does not take into account Post-Severance Compensation unless the Employer elects otherwise in Appendix B or except as otherwise specified in a Plan amendment. For this Election 10, unless described otherwise in Election 10(b), Elective Deferrals includes
Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions.]

	(1)		(2)	(3)	(4)
	All		Elective
	Contributions		Deferrals	Matching	Nonelective
(a) [X] Pre-Entry Compensation. Includes (Choose
(1) and (2) as applicable):

(1) [ ] Plan Year. Compensation for the entire	[ ]	OR	[ ]	[ ]	[ ]
Plan Year which includes the Participant's
Entry Date.

(2)	[X] Participating Compensation. Only Participating [X]	OR	[ ]	[ ]	[ ]
Compensation. See Section 1.11(H)(1).

[Note: Under a Participating Compensation election, in applying any Adoption Agreement elected contribution limit or formula, the Plan
Administrator will count only the Participant's Participating Compensation. See Section 1.11(H)(1) as to plan disaggregation.]

(b) [ ] Describe Pre-Entry Compensation by Contribution Type or by Participant group: ___________________________________

[Note: Under Election 10(b), the Employer may: (i) elect Compensation from the elections available under Election 10(a) or a combination thereof as to a Participant group (e.g., Participating Compensation for all Contribution Types as to Division A Employees, Plan Year
Compensation for all Contribution Types to Division B Employees); and/or (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Election 10(a) (e.g., Compensation for Nonelective
Contributions is Participating Compensation and for Safe Harbor Nonelective Contributions is Plan Year Compensation).]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

11. EXCLUDED COMPENSATION (1.11(G)). Apply the following Compensation exclusions to Elections 9 and 10 (Choose one of
(a) or (b)):

(a)	[ ] No exclusions. Compensation as to all Contribution Types means Compensation as elected in Elections 9 and 10.

(b)	[X] Exclusions. Exclude the following (Choose one or more of (1) through (9) as applicable):

[Note: In a safe harbor 401(k) plan, allocations qualifying for the ADP or ACP test safe harbors must be based on a non-discriminatory definition of Compensation. If the Plan applies permitted disparity, allocations also must be based on a non-discriminatory definition of
Compensation if the Plan is to avoid more complex testing. Elections 11(b)(4) through (b)(9) may cause allocation Compensation to fail to be non-discriminatory. In a non-safe harbor 401(k) plan, Elections 11(b)(4) through (b)(9) which result in Compensation failing to be non-discriminatory may result in more complex nondiscrimination testing. For this Election 11, unless described otherwise in
Election 11(b)(9), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all
Matching Contributions and Nonelective includes all Nonelective Contributions.]

					(1)		(2)	(3)	(4)
					All		Elective
					Contributions		Deferrals	Matching	Nonelective

	(1)	[ ] No exclusions-limited. No			N/A		[ ]	[ ]	[ ]
		exclusions as to the designated			(See
		Contribution Type(s).			Election 11(a))

	(2)	[ ] Elective Deferrals. See Section 1.20.			N/A		N/A	[ ]	[ ]

	(3)	[X] Fringe benefits. As described in Treas.			[X]	OR	[ ]	[ ]	[ ]
Reg. §1.414(s)-1(c)(3).

	(4)	[ ] Compensation exceeding $_______.			[X]	OR	[ ]	[ ]	[ ]

Apply this election to (Choose one of a. or b.):

		a.	[ ]	All Participants. [Note: If the Employer
elects Safe Harbor Contributions under
Election 6(e), the Employer may not
elect 11(b)(4)a. to limit the Safe Harbor
Contribution allocation to the NHCEs.]

		b.	[ ]	HCE Participants only.

	(5)	[ ]	Bonus.		[ ]	OR	[ ]	[ ]	[ ]

	(6)	[ ]	Commission.		[ ]	OR	[ ]	[ ]	[ ]

	(7)	[ ]	Overtime.		[ ]	OR	[ ]	[ ]	[ ]

	(8)	[ ]	Related Employers. See Section 1.23(C).

(If there are Related Employers, choose one or
both of a. and b. as applicable):

		a.	[ ]	Non-Participating. Compensation paid to	[ ]	OR	[ ]	[ ]	[ ]
Employees by a Related Employer that is
not a Participating Employer.

		b.	[ ]	Participating. As to the Employees of any	[ ]	OR	[ ]	[ ]	[ ]
Participating Employer, Compensation paid
by any other Participating Employer to its
Employees. See Election 28(g)(2)a.

(9) I I Describe Compensation exclusion(s): ___________________________________________________

[Note: Under Election 11(b)(9), the Employer may: (i) describe Compensation from the elections available under Elections 11(b)(1) through
(8), or a combination thereof as to a Participant group (e.g., No exclusions as to Division A Employees and exclude bonus as to Division B
Employees); (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Election 11(b)(1) (e.g., Elective Deferrals means §125 cafeteria deferrals only OR No exclusions as to Safe Harbor
Contributions and exclude bonus as to Nonelective Contributions); and/or (iii) describe another exclusion (e.g., Exclude shift differential pay).]

Nonstandardized 401(k) Plan

12. HOURS OF SERVICE (1.31). The Plan credits Hours of Service for the following purposes (and to the Employees described in
Elections 12(d) or (e)) as follows (Choose one or more of (a) through (e) as applicable):

							(1)		(2)	(3)	(4)
							All				Allocation
							Purposes		Eligibility	Vesting	Conditions
(a)		[X]	Actual Method. See Section 1.31(A)(1).				[XI	OR	[ ]	[ ]	[ ]

(b)		[ ]	Equivalency Method:			(e.g., daily,	[ ]	OR	[ ]	[ ]	[ ]
weekly, etc.). See Section 1.31(A)(2).

(c)		[ ]	Elapsed Time Method. See Section 1.31(A)(3).				[ ]	OR	[ ]	[ ]	[ ]

(d)		[ ]	Actual (hourly) and Equivalency (salaried).				[ ]	OR	[ ]	[ ]	[ ]
Actual Method for hourly paid Employees
and Equivalency Method:

(e.g., daily, weekly, etc.) for salaried Employees.
(e)		[ ]	Describe method: _________________

[Note: Under Election 12(e), the Employer may describe Hours of Service from the elections available under Elections 12(a) through (d), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes, Actual Method applies to office workers and Equivalency Method applies to truck drivers).]

13. ELECTIVE SERVICE CREDITING (1.56(C)). The Plan must credit Related Employer Service under Section 1.23(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.56(B). The Plan also elects under Section 1.56(C) to credit as Service the following Predecessor Employer service (Choose one of (a) or (b)):

(a)	[ ]	Not applicable. No elective Predecessor Employer Service crediting applies.

(b)	[X]	Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the
Employer for the purposes indicated (Choose (1) and (2) as applicable. Complete (3). Choose (4) if applicable):

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

(1) [X] All purposes. Credit Service for all purposes with Predecessor Employer(s): Accucast, Inc. (effective January 26, 2006);
Soundpath Conferencing Services (effective August 12, 2008); Link Conference Service (effective February 10, 2009).
(insert as many names as needed).
(3)
		(2) [ ]	Designated purposes. Credit Service with					(1)	(2)		Contribution
				the following Predecessor Employer(s) for				Eligibility	Vesting		Allocation
the designated purpose(s):

			a.		Employer: _______________			[ ]	[ ]		[ ]

			b.		Employer: _______________			[ ]	[ ]		[ ]

			c.		Employer: _______________			[ ]	[ ]		[ ]

(3) Time period. Under Elections 13(b)(1) or (2), the Plan credits (Choose one or more of a., b., and c. as applicable):

			a.	[X]	All. All Service under Election(s) 13(b) 1, regardless of when rendered.

			b.	[ ]	Service after. All Service under Election(s) 13(b) _____ , which is or was rendered after: ___________________________
(specify date).

			c.	[ ]	Service before. All Service under Election(s) 13(b) _____, which is or was rendered before: ___________________________
(specify date).

(4) [ ] Describe elective Predecessor Employer Service crediting: .

[Note: Under Election 13(b)(4), the Employer may describe service crediting from the elections available under Elections 13(b)(1) through
(3), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes credit service with X only on/after
1/1/05 OR Credit all service for all purposes with entities the Employer acquires after 12/31/04 OR Service crediting for X Company applies only for purposes of Nonelective Contributions and not for Matching Contributions).]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k) Plan

ARTICLE II
ELIGIBILITY REQUIREMENTS

14. ELIGIBILITY (2.01). To become a Participant in the Plan, an Eligible Employee must satisfy (Choose one of (a) or (b)):

[Note: If the Employer under a safe harbor plan elects "early" eligibility for Elective Deferrals (e.g., less than one Year of Service and age
21), but does not elect early eligibility for any Safe Harbor Contributions, also see Election 30(f).]

(a)	[ ]	No conditions. No eligibility conditions as to all Contribution Types. Entry is on the Employment Commencement Date (if that date is also an Entry Date), or if later, upon the next following Plan Entry Date.

[Note: No eligibility conditions apply to Prevailing Wage Contributions unless the Prevailing Wage Contract provides otherwise. See
Section 2.01(D).]

(b)	[X]	Conditions. The following eligibility conditions (either as to all Contribution Types or as to the designated Contribution Type) (Choose one or more of (1) through (8) as applicable):

[Note: For this Election 14, unless described otherwise in Election 14(b)(8)), or the context otherwise requires, Elective Deferrals includes
Pre-Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Safe
Harbor Matching Contributions under Section 3.05(E)(3) and Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all
Nonelective Contributions (except Safe Harbor Nonelective Contributions under Section 3.05(E)(2) and Operational QNECs under Section
3.04(C)(2)). Safe Harbor includes Safe Harbor Nonelective and Safe Harbor Matching Contributions. If the Employer elects more than one
Year of Service as to Additional Matching, the Plan will not satisfy the ACP test safe harbor. See Section 3.05(F)(3).]

			(1)		(2)	(3)	(4)	(5)
			All		Elective			Safe
			Contributions		Deferrals	Matching	Nonelective	Harbor

(1)	[ ]	None. Entry on the Employment	N/A		[ ]	[ ]	[ ]	[ ]
		Commencement Date (if that date	(See Election
		is also an Entry Date) or if later, upon	14(a))
the next following Plan Entry Date.

(2)	[ ]	Age ____ (not to exceed age 21).	[ ]	OR	[ ]	[ ]	[ ]	[ ]

(3)	[ ]	One Year of Service. See Election 16(a).	[ ]	OR	[ ]	[ ]	[ ]	[ ]

(4)	[ ]	Two Years of Service (without an intervening	N/A		N/A	[ ]	[ ]	N/A
Break in Service). 100% vesting is required.
[Note: Two Years of Service does not apply to
Elective Deferrals, Safe Harbor Contributions
or SIMPLE Contributions.]

(5)	[ ]	month(s) (not exceeding 12 months	[ ]	OR	[ ]	[ ]	[ ]	[ ]
for Elective Deferrals, Safe Harbor Contributions
and SIMPLE Contributions and not exceeding 24
months for other contributions). If more than 12
months, 100% vesting is required. Service need
not be continuous (no minimum Hours of Service
required, and is mere passage of time).

(6)	[ ]	month(s) with at least______________ Hours	[ ]	OR	[ ]	[ ]	[ ]	[ ]
of Service in each month (not exceeding 12
months for Elective Deferrals, Safe Harbor
Contributions and SIMPLE Contributions and
not exceeding 24 months for other contributions).
If more than 12 months, 100% vesting is required.
If the Employee does not complete the designated
Hours of Service each month during the specified
monthly time period, the Employee is subject to
the one Year of Service (or two Years of Service
if elect more than 12 months) requirement with
1,000 Hours of Service per Year of Service. The
months during which the Employee completes the
specified Hours of Service (Choose one of a. or b.):

	a.	[ ] Consecutive. Must be consecutive.

	b.	[ ] Not consecutive. Need not be consecutive.

Nonstandardized 401(k) Plan

		(7) [ ]	____ Hours of Service within the __________ [ ]	OR	[ ]	[ ]	[ ]	[ ]
time period following the Employee's Employment
Commencement Date (not exceeding 12 months for
Elective Deferrals, Safe Harbor Contributions and
SIMPLE Contributions and not exceeding 24 months
for other contributions). If more than 12 months,
100% vesting is required. If the Employee does not
complete the designated Hours of Service during the
specified time period (if any), the Employee is
subject to the one Year of Service (or two Years of
Service if elect more than 12 months) requirement
with 1,000 Hours of Service per Year of Service.

[Note: The Employer may complete the second blank in Election 14(b)(7) with "N/A" if the Employer wishes to impose an Hour of Service requirement without specifying a time period within which an Employee must complete the required Hours of Service.]

		(8)	[X] Describe eligibility conditions: Thirty days of service

[Note: The Employer may use Election 14(b)(8) to describe different eligibility conditions as to different Contribution Types or Employee groups (e.g., As to all Contribution Types, no eligibility requirements for Division A Employees and one Year of Service as to Division B
Employees). The Employer also may elect different ages for different Contribution Types and/or to specify different months or Hours of
Service requirements under Elections 14(b)(5), (b)(6), or (b)(7) as to different Contribution Types. Any election must satisfy Code
§410(a).]

15. SPECIAL ELIGIBILITY EFFECTIVE DATE (DUAL ELIGIBILITY) (2.01(E)). The eligibility conditions of Election 14 (Choose
(a) or choose (b) and (c) as applicable):

(a)	[X]	No exceptions. Apply to all Employees. [Note: Elections 15(b) or

(c) may trigger a coverage failure under Code §410(b).]

(b)	[ ]	Waiver of eligibility conditions for certain Employees. For all Contribution Types, apply solely to an Eligible Employee

__________________________________ employed or reemployed by the Employer after

__________________________________ (specify date). If the Eligible Employee was employed or reemployed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective
Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date or Re-Employment
		Commencement Date; or (iv) on the date the Employee attains age			(not exceeding age 21).

[Note: If the Employer does not wish to impose an age condition under clause (iv) as part of the requirements for the eligibility conditions waiver, leave the age blank.]

(c)		[ ] Describe special eligibility Effective Date(s): ___________________________________

[Note: Under Election 15(c), the Employer may describe special eligibility Effective Dates as to a Participant group and/or Contribution
Type (e.g., Eligibility conditions apply only as to Nonelective Contributions and solely as to the Eligible Employees of Division B who were hired or reemployed by the Employer after January 1, 2007).]

16. YEAR OF SERVICE - ELIGIBILITY (2.02(A)). (Choose (a), (b), and (c) as applicable):

[Note: If the Employer under Election 14 elects a one or two Year(s) of Service condition (including any requirement which defaults to such conditions under Elections 14(b)(6), (7), and (8)) or elects to apply a Year of Service for eligibility under any other Adoption
Agreement election, the Employer should complete Election 16. The Employer should not complete Election 16 if it elects the Elapsed Time
Method for eligibility.]

(a)		[ ] Year of Service. An Employee must complete ___ Hour(s) of Service during the relevant Eligibility Computation Period to receive credit for one Year of Service under Article II. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000 Hours of Service. Under Elections 14(b)(6) and (b)(7) and under Election 14(b)(8) if it incorporates
Elections 14(b)(6) or (7), the number is 1,000 and the Employer should not supply any other number in the blank.]

(1)		[ ]	Plan Year. The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's
Employment Commencement Date.

(2)		[ ]	Anniversary Year. The Anniversary Year, beginning with the Employee's second Anniversary Year.

(3)		[ ]	Split. The Plan Year as described in Election 16(b)(1) as to: __________________ (describe Contribution Type(s)) and the Anniversary Year as described in Election 16(b)(2) as to: _________________(describe Contribution Type(s)).

[Note: To maximize delayed entry under a two Years of Service condition for Nonelective Contributions or Matching Contributions, the
Employer should elect to remain on the Anniversary Year for such contributions.]

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Nonstandardized 401(k) Plan

(c) I I Describe: ________________________________ (e.g., Anniversary Year as to

Division A and Plan Year as to Division B.)

17. ENTRY DATE (2.02(D)). Entry Date means the Effective Date and (Choose one or more of (a) through (f) as applicable):
[Note: For this Election 17, unless described otherwise in Election 17(f), Elective Deferrals includes Pre-Tax Deferrals, Roth Elective
Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section
3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Operational QNECs under Section 3.04(C)(2)). Entry as to
Prevailing Wage Contributions is on the Employment Commencement Date unless the Prevailing Wage Contract provides otherwise. See
Section 2.02(D).]

			(1)		(2)	(3)	(4)
			All		Elective
			Contributions		Deferrals	Matching	Nonelective
(a)	[ ]	Semi-annual. The first day of the first month	[ ]	OR	[ ]	[ ]	[ ]
and of the seventh month of the Plan Year.

(b)	[ ]	First day of Plan Year	[ ]	OR	[ ]	[ ]	[ ]

(c)	[ ]	First day of each Plan Year quarter	[ ]	OR	[ ]	[ ]	[ ]

(d)	[X]	The first day of each month	[X]	OR	[ ]	[ ]	[ ]

(e)	[ ]	Immediate. Upon Employment Commencement Date	[ ]	OR	[ ]	[ ]	[ ]
or if later, upon satisfaction of eligibility conditions.

(f)	[ ]	Describe Entry Date(s): _______________

[Note: Under Election 17(f), the Employer may describe Entry Dates from the elections available under Elections 17(a) through (e), or a combination thereof as to a Participant group and/or Contribution Type or may elect additional Entry Dates (e.g., As to Matching
Contributions excluding Additional Matching, immediate as to Division A Employees and semi-annual as to Division B Employees OR the earlier of the Plan's semi-annual Entry Dates or the entry dates under the Employer's medical plan).]

18. PROSPECTIVE/RETROACTIVE ENTRY DATE (2.02(D)). An Employee after satisfying the eligibility conditions in Election

14 will become a Participant (unless an Excluded Employee under Election 8) on the Entry Date (if employed on that date) (Choose one or more of (a) through (f) as applicable):

[Note: Unless otherwise excluded under Election 8, an Employee who remains employed by the Employer on the relevant date must become a Participant by the earlier of: (i) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code §410(a); or (ii) 6 months after the date the Employee completes those requirements. For this Election 18, unless described otherwise in Election 18(f), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions,
Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all
Nonelective Contributions, (except Operational QNECs under Section 3.04(C)(2)).]

			(1)		(2)	(3)	(4)
			All		Elective
		Contributions			Deferrals	Matching	Nonelective

(a)	[X]	Immediately following or coincident with the date	[X]	OR	[ ]	[ ]	[ ]
the Employee completes the eligibility conditions.

(b)	[ ]	Immediately following the date the Employee	[ ]	OR	[ ]	[ ]	[ ]
completes the eligibility conditions.

(c)	[ ]	Immediately preceding or coincident with the date	N/A		N/A	[ ]	[ ]
the Employee completes the eligibility conditions.

(d)	[ ]	Immediately preceding the date the Employee	N/A		N/A	[ ]	[ ]
completes the eligibility conditions.

(e)	[ ]	Nearest the date the Employee completes the	N/A		N/A	[ ]	[ ]
eligibility conditions.

(f)	[ ]	Describe retroactive/prospective entry relative to Entry Date: ______________________________________

[Note: Under Election 18(f), the Employer may describe the timing of entry relative to an Entry Date from the elections available under
Elections 18(a) through (e), or a combination thereof as to a Participant group and/or Contribution Type (e.g., As to Matching
Contributions excluding Additional Matching nearest as to Division A Employees and immediately following as to Division B
Employees).]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

19. BREAK IN SERVICE – PARTICIPATION (2.03). The one year hold-out rule described in Section 2.03(C) (Choose one of (a),
(b), or (c)):

(a)	[X] Does not apply.

(b)	[ ] Applies. Applies to the Plan and to all Participants.

(c)	[ ] Limited application. Applies to the Plan, but only to a Participant who has incurred a Severance from Employment.

[Note: The Plan does not apply the rule of parity under Code §410(a)(5)(D) unless the Employer in Appendix B specifies otherwise. See
Section 2.03(D).]

ARTICLE III
PLAN CONTRIBUTIONS AND FORFEITURES

20. ELECTIVE DEFERRAL LIMITATIONS (3.02(A)). The following limitations apply to Elective Deferrals under Elections 6(a) and
6(b), which are in addition to those limitations imposed under the basic plan document (Choose (a) or choose (b) and (c) as applicable):

(a) IXI None. No additional Plan imposed limits.

[Note: The Employer under Election 20 may not impose a lower deferral limit applicable only to Catch-Up Eligible Participants and the
Employer's elections must be nondiscriminatory. The elected limits apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise. Under a safe harbor plan: (i) NHCEs must be able to defer enough to receive the maximum Safe Harbor Matching and
Additional Matching Contribution under the plan and must be permitted to defer any lesser amount; and (ii) the Employer may limit
Elective Deferrals to a whole percentage of Compensation or to a whole dollar amount. See Section 1.54(C) as to administrative limitations on Elective Deferrals.]

(b) [ ] Additional Plan limit(s). (Choose (1) and (2) as applicable. Complete (3) if (1) or (2) is chosen):
	(1)	[ ] Maximum deferral amount. A Participant's Elective Deferrals may not exceed:____________________ (specify dollar amount or percentage of Compensation).

	(2)	[ ] Minimum deferral amount. A Participant's Elective Deferrals may not be less than: ________________ (specify dollar amount or percentage of Compensation).

	(3)	Application of limitations. The Election 20(b)(1) and (2) limitations apply based on Elective Deferral Compensation described in Elections 9 – 11. If the Employer elects Plan Year/Participation Compensation under column (1) and in Election 10 elects Participating Compensation, in the Plan Years commencing after an Employee becomes a Participant, apply the elected minimum or maximum limitations to the Plan Year. Apply the elected limitation based on such Compensation during the designated time period and only to HCEs as elected below. (Choose a. or choose b. and c. as applicable. Under each of a., b. or c. choose one of (1) or (2). Choose (3) if applicable):

				(1)	(2)	(3)
				Plan Year/Participating	Payroll period	HCEs only
Compensation

		a.	[ ] Both. Both limits	[ ]	[ ]	[ ]
under Elections 20(b)(1) and (2).

		b.	[ ] Maximum limit. The maximum	[ ]	[ ]	[ ]
amount limit under Election 20(b)(1).

		c.	[ ] Minimum limit. The minimum	[ ]	[ ]	[ ]
amount limit under Election 20(b)(2).

(c) [X] Describe Elective Deferral limitation(s): The Employer reserves the right to establish, at any time, an Elective Deferral limitation for Highly Compensated Employees only.

[Note: Under Election 20(c), the Employer: (i) may describe limitations on Elective Deferrals from the elections available under Elections 20(a) and (b) or a combination thereof as to a Participant group (e.g., No limit applies to Division A Employees. Division B Employees may not defer in excess of 10% of Plan Year Compensation); (ii) may elect a different time period to which the limitations apply; and/or (iii) may apply a different limitation to Pre-Tax Deferrals and to Roth Deferrals.]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

21. AUTOMATIC DEFERRAL (3.02(B)). The Automatic Deferral provisions of Section 3.02(B) (Choose one of (a) or (b)):
(a)	[ ] Do not apply.
(b)	[X] Apply. The Automatic Deferral Effective Date is: September 1, 2010 (specify date). (Complete (1), (2), and (3). Choose
(4) as applicable):
(1) Automatic Deferral Amount. The Employer, as to each Participant affected, will withhold as the Automatic Deferral
Amount, 3% from the Participant's Compensation each payroll period unless the Participant makes a Contrary Election.
(2) Participants affected. The Automatic Deferral applies to (Choose one of a., b., c., or d.):
		a.	[ ]	All Participants. All Participants, regardless of any prior Salary Reduction Agreement, unless and until they make a Contrary Election after the Automatic Deferral Effective Date.
		b.	[ ]	Election of at least Automatic Deferral amount. All Participants, except those who have in effect a Salary
Reduction Agreement on the Automatic Deferral Effective Date provided that the Elective Deferral amount under the Agreement is at least equal to the Automatic Deferral Amount.
		c.	[ ]	No existing Salary Reduction Agreement. All Participants, except those who have in effect a Salary Reduction Agreement on the Automatic Deferral Effective Date regardless of the Elective Deferral amount under the Agreement.
		d.	[X]	New Participants. Each Employee whose Entry Date is on or following the Automatic Deferral Effective Date.
(3) Scheduled increases. The Automatic Deferral Amount will or will not increase (as a percentage of Compensation) in Plan
Years following the Plan Year containing the Automatic Deferral Effective Date (or, if later, the Plan Year in which the
Automatic Deferral first applies to a Participant) as follows (Choose one of a., b., or c.):
		a.	[X] No scheduled increase. The Automatic Deferral Amount applies in all Plan Years.
		b.	[ ] Scheduled increase. The Automatic Deferral Amount will increase as follows:
				Plan Year of application to a Participant	Automatic Deferral Amount

				1	3%
				2	3%
				3	4%
				4	5%
				5 and thereafter	6%
		c.	[ ] Other scheduled increase. The Automatic Deferral Amount will increase as follows:
				Plan Year of application to a Participant	Automatic Deferral Amount

_____%
_____%
_____%
_____%
_____%

(4) [X] Describe Automatic Deferral: The Automatic Deferral provisions will also apply to rehires.
[Note: Under Election 21(b)(4), the Employer may describe Automatic Deferral provisions from the elections available under Election 21 and/or a combination thereof as to a Participant group (e.g., Automatic Deferrals do not apply to Division A Employees. All Division B Employee/Participants are subject to an Automatic Deferral Amount equal to 3% of Compensation effective as of January 1, 2008).]

22. CODA (3.02(C)). The CODA provisions of Section 3.02(C) (Choose one of (a) or (b)):
(a)	[X] Do not apply.
(b)	[ ] Apply. For each Plan Year for which the Employer makes a designated CODA contribution under Section 3.02(C), a
Participant may elect to receive directly in cash not more than the following portion (or, if less, the Elective Deferral Limit) of his/her proportionate share of that CODA contribution (Choose one of (1) or (2)):
	(1)	[ ] All or any portion.
	(2)	[ ] _____%

23. CATCH-UP DEFERRALS (3.02(D)). A Catch-Up Eligible Participant (Choose one of (a) or (b)):
(a)	[X] Permitted. May make Catch-Up Deferrals to the Plan.
(b)	[ ] Not Permitted. May not make Catch-Up Deferrals to the Plan.

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Nonstandardized 401(k)

24. MATCHING CONTRIBUTIONS (EXCLUDING SAFE HARBOR MATCH AND ADDITIONAL MATCH UNDER SECTION
3.05) (3.03(A)). The Employer Matching Contributions under Election 6(c) are subject to the following additional elections regarding type
(discretionary/fixed), rate/amount, limitations and time period (collectively, such elections are "the matching formula") and the allocation of Matching Contributions is subject to Section 3.06 except as otherwise provided (Choose one or more of (a) through (g) as applicable; then, for the elected match, complete (1), (2), and/or (3) as applicable. If the Employer completes (2) or (3), also complete one of (4), (5), or (6)):

[Note: If the Employer wishes to make any Matching Contributions that satisfy the ADP or ACP safe harbor, the Employer should make these Elections under Election 30, and not under this Election 24.]

		(1)		(2)	(3)	(4)	(5)	(6)
				Limit on			Apply	Apply
		Match		Deferrals	Limit on	Apply	limit(s) per	limit(s) per
		Rate/Amt		Matched	Match Amount	limit(s) per	payroll	designated
		I$/% of Elective		I$/% of	I$/% of	Plan Year	period Ino	time period
		DeferralsI		CompensationI	CompensationI	I"true-up"I	"true-up"I	Ino"true-up"I

(a)	[X] Discretionary – see					[ ]	[ ]	[X]
	Section 1.34(B) (The							Quarterly,
	Employer may, but is							but the
	not required to							Employer
	complete (a)(1)-(6).							reserves the
	See the "Note"							right to
	following Election 24.)							perform a
match "tru-
up"
calculation
for the Plan
Year.
(b)	[ ] Fixed– uniform
	rate/amount					[ ]	[ ]	[ ] _____

(c)	[ ] Fixed – tiered	Elective	Matching	_________	________[ ]		[ ]	[ ] _____
		Deferral %	Rate
		_____%	_____%
		_____%	_____%
		_____%	_____%
		_____%	_____%

(d)	[ ] Fixed– Years of	Years	Matching	_________	________[ ]		[ ]	[ ] _____
	Service	of Service	Rate

		_______	______%

		_______	______%

		_______	______%

		_______	______%

(1) "Years of Service" under this Election 24(d) means (Choose one of a. or b.):
	a.	[ ] Eligibility. Years of Service for eligibility in Election 16.

	b.	[ ] Vesting. Years of Service for vesting in Elections 42 and 43.

(e)	[ ] Fixed– multiple	Formula 1:				[ ]	[ ]	[ ] _____
formulas

		Formula 2:				[ ]	[ ]	[ ] _____

		Formula 3:				[ ]	[ ]	[ ] _____

(f)	[ ] Related and Participating Employers. If any Related and Participating Employers contribute Matching Contributions to the
Plan, the following apply (Complete (1) and (2)):

(1) Matching formula. The matching formula for the Participating Employer(s) (Choose one of a. or b.):

	a.	[ ] All the same. Is (are) the same as for the Signatory Employer under this Election 24.

	b.	[ ] At least one different. Is (are) as follows: _______________________________.

(2) Allocation sharing. The Plan Administrator will allocate the Matching Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.):

	a.	[ ] Employer by Employer. Only to the Participants directly employed by the contributing Employer.

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

		b.	[ ] Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Matching Contributions for the Plan Year.

[Note: The Employer should not elect 24(f) unless there are Related Employers which are also Participating Employers. See Section
1.23(D).]

(g) [ ] Describe: _______________________________________________________________________(e.g., A Discretionary
Matching Contribution applies to Division A Participants. A Fixed Matching Contribution equal to 50% of Elective Deferrals not exceeding 6% of Plan Year Compensation applies to Division B Participants.)

[Note: See Section 1.34(A) as to Fixed Matching Contributions. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation. The matching rate/amount is the specified rate/amount of match for the corresponding Elective Deferral amount/percentage. Any Matching Contributions apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise in Election 24(g). Matching Contributions for nondiscrimination testing purposes are subject to the targeting limitations. See Section 4.10(D). The Employer under Election 24(a) in its discretion may determine the amount of a Discretionary Matching Contribution and the matching contribution formula. Alternatively, the Employer in Election 24(a) may specify the Discretionary Matching Contribution formula.]

25. QMAC (PLAN-DESIGNATED) (3.03(C)(1)). The following provisions apply regarding Plan-Designated QMACs (Choose one of
(a) or (b)):

[Note: Regardless of its elections under this Election 25, the Employer under Section 3.03(C)(2) may elect for any Plan Year where the Plan is using Current Year Testing to make Operational QMACs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure.]

(a)	[X] Not applicable. There are no Plan-Designated QMACs.
(b)	[ ] Applies. There are Plan-Designated QMACs to which the following provisions apply (Complete (1) and (2)):
(1) Matching Contributions affected. The following Matching Contributions (as allocated to the designated allocation group under Election 25(b)(2)) are Plan-Designated QMACs (Choose one of a. or b.):
		a.	[ ] All. All Matching Contributions.
		b.	[ ] Designated. Only the following Matching Contributions under Election 24: .
(2) Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QMAC (Choose one of a. or b.):
		a.	[ ] NHCEs only. Only to NHCEs who make Elective Deferrals subject to the Plan-Designated QMAC.
		b.	[ ] All Participants. To all Participants who make Elective Deferrals subject to the Plan-Designated QMAC. The Plan
Administrator will allocate all other Matching Contributions as Regular Matching Contributions under Section 3.03(B), except as provided in Sections 3.03(C)(2) or 3.05.

[Note: See Section 4.10(D) as to targeting limitations applicable to QMAC nondiscrimination testing.]

26. MATCHING CATCH-UP DEFERRALS (3.03(D)). If a Participant makes a Catch-Up Deferral, the Employer (Choose one of (a) or (b)):

(a) [X] Match. Will apply to the Catch-Up Deferral (Choose one of (1) or (2)):

	(1)	[X] All. All Matching Contributions.

	(2)	[ ] Designated. The following Matching Contributions in Election 24: _________________________________.

(b) [ ] No Match. Will not match any Catch-Up Deferrals.

[Note: Election 26 does not apply to a safe harbor 401(k) plan unless the Employer will apply the ACP test. See Elections 37(a)(2)b. and 37(a)(2)c.(ii). In this case, Election 26 applies only to Additional Matching, if any. A safe harbor 401(k) Plan will apply the Basic Match or Enhanced Match to Catch-Up Deferrals. If the Employer elects to apply the ACP test safe harbor under Election 37(a)(2)a. or 37(a)(2)c.(i), Election 26 does not apply and the Plan also will apply any Additional Match to Catch-Up Deferrals.]

27. NONELECTIVE CONTRIBUTIONS (TYPE/AMOUNT) INCLUDING PREVAILING WAGE CONTRIBUTIONS (3.04(A)). The
Employer Nonelective Contributions under Election 6(d) are subject to the following additional elections as to type and amount (Choose one or more of (a) through (e) as applicable):

(a)	[ ] Discretionary. An amount the Employer in its sole discretion may determine.

(b)	[ ] Fixed. (Choose one or more of (1), (2), and (3) as applicable):

	(1)	[ ] Uniform %._______% of each Participant's Compensation, per ________________ (e.g., Plan Year, month).

	(2)	[ ] Fixed dollar amount. $ ______, per __________(e.g., Plan Year, month, HOS, per Participant per month).

	(3)	[ ] Describe: __________________________________(specify time period, e.g., per
Plan Year quarter. If not specified, the time period is the Plan Year).

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

[Note: The Employer under Election 27(b)(3) may specify any Fixed Nonelective Contribution formula not described under Elections 27(b)(1) or (2) (e.g., For each Plan Year, 2% of net profits exceeding $50,000) and/or the Employer may describe different Fixed Nonelective Contributions as applicable to different Participant groups (e.g., A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division A Participants and a Fixed Nonelective Contribution equal to $500 per Participant each Plan Year applies to Division B Participants).]

(c) [ ] Prevailing Wage Contribution. The Prevailing Wage Contribution amount(s) specified for the Plan Year or other applicable period in the Employer's Prevailing Wage Contract(s). The Employer will make a Prevailing Wage Contribution only to
Participants covered by the Contract and only as to Compensation paid under the Contract. If the Participant accrues an allocation of Employer Contributions (including forfeitures) under the Plan or any other Employer plan in addition to the
Prevailing Wage Contribution, the Plan Administrator will (Choose one of (1) or (2)):

(1)	[ ] No offset. Not reduce the Participant's Employer Contribution allocation by the amount of the Prevailing Wage
Contribution.

(2)	[ ] Offset. Reduce the Participant's Employer Contribution allocation by the amount of the Prevailing Wage Contribution.

(d) [ ] Related and Participating Employers. If any Related and Participating Employers contribute Nonelective Contributions to the Plan, the contribution formula(s) (Choose one of (1) or (2)):

(1)	[ ] All the same. Is (are) the same as for the Signatory Employer under this Election 27.

(2)	[ ] At least one different. Is (are) as follows:	.

[Note: The Employer should not elect 27(d) unless there are Related Employers which are also Participating Employers. See Section 1.23(D). The Employer electing 27(d) also must complete Election 28(g) as to the allocation methods which apply to the Participating Employers.]

(e) [ ] Describe:

[Note: Under Election 27(e), the Employer may describe the amount and type of Nonelective Contributions from the elections available under Election 27 and/or a combination thereof as to a Participant group (e.g., A Discretionary Nonelective Contribution applies to Division A Employees. A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division B Employees).]

28. NONELECTIVE CONTRIBUTION ALLOCATION (3.04(B)). The Plan Administrator, subject to Section 3.06, will allocate to each
Participant any Nonelective Contribution (excluding QNECs) under the following contribution allocation formula (Choose one or more of
(a) through (h) as applicable):

(a) [ ] Pro rata. As a uniform percentage of Participant Compensation.

(b) [ ] Permitted disparity. In accordance with the permitted disparity allocation provisions of Section 3.04(B)(2), under which the following permitted disparity formula and definition of "Excess Compensation" apply (Complete (1) and (2)):

(1) Formula (Choose one of a. or b.):

	a.	[ ] Two-tiered.

	b.	[ ] Four-tiered.

(2) Excess Compensation. For purposes of Section 3.04(B)(2), "Excess Compensation" means Compensation in excess of
(Choose one of a. or b.):

	a.	[ ] Percentage amount. ____ % (not exceeding 100%) of the taxable wage base in effect on the first day of the Plan
Year, rounded to the next highest $____ (not exceeding the taxable wage base).

	b.	[ ] Dollar amount. The following amount: $ ____ (not exceeding the taxable wage base in effect on the first day of the Plan Year).

(c) [ ] Incorporation of contribution formula. The Plan Administrator will allocate any Fixed Nonelective Contribution under
Elections 27(b), 27(d), or 27(e), or any Prevailing Wage Contribution under Election 27(c), in accordance with the contribution formula the Employer adopts under those Elections.

(d) [ ] Classifications of Participants. In accordance with the classifications allocation provisions of Section 3.04(B)(3). The classifications are (Choose one of (1), (2), or (3)):

[Note: Typically, the Employer would elect 28(d) where it intends to satisfy nondiscrimination requirements using "cross-testing" under Treas. Reg. §1.401(a)(4)-8. However, choosing this election does not necessarily require application of cross-testing and the Plan may be able to satisfy nondiscrimination as to its classification-based allocations by testing allocation rates.]

(1)	[ ]	Each in own classification. Each Participant constitutes a separate classification.
(2)	[ ]	NHCEs/HCEs. Nonhighly Compensated Employee/Participants and Highly Compensated Employee/Participants.
(3)	[ ]	Describe the classifications:

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

[Note: Any classifications under Election 28(d) must result in a definitely determinable allocation under Treas. Reg. §1.401-1(b)(1)(ii) and must constitute a reasonable classification within the meaning of Treas. Reg. §1.410(b)-4(b). The number of allocation rates is subject to the limitations in Section 3.04(B)(3)(b). Standard interest and mortality assumptions under Treas. Reg. §1.401(a)(4)-12 apply. In the case of a self-employed Participant, the requirements of Treas. Reg. §1.401(k)-1(a)(6) apply and the allocation method should not result in a cash or deferred election for the self-employed Participant. The Employer by the due date of its tax return (including extensions) must advise the Plan Administrator or Trustee in writing as to the allocation rate applicable to each Participant under Election 28(d)(1) or applicable to each classification under Elections 28(d)(2) or (3) for the allocation Plan Year. Under Election 28(d)(1), the Employer may decide from year to year the classification (allocation rate) applicable to each Participant, without the need to amend the Plan to change the classification.]

(e) [ ] Age-based. In accordance with the age-based allocation provisions of Section 3.04(B)(5). The Plan Administrator will use the
Actuarial Factors based on the following assumptions (Complete both (1) and (2)):

(1)	Interest rate. (Choose one of a., b., or c.):

	a.	[ ] 7.5%	b. [ ] 8.0%	c. [ ] 8.5%

(2)	Mortality table. (Choose one of a. or b.):

	a.	[ ] UP-1984. See Appendix D.

	b.	[ ] Alternative: _____________ (Specify 1983 GAM, 1983 IAM, 1971 GAM or 1971 IAM and attach applicable tables using such mortality table and the specified interest rate as replacement Appendix D.)

(f) [ ] Uniform points. In accordance with the uniform points allocation provisions of Section 3.04(B)(6). Under the uniform points allocation formula, a Participant receives (Choose one or both of (1) and (2). Choose (3) if applicable):

(1) [ ] Years of Service. _____ point(s) for each Year of Service. The maximum number of Years of Service counted for points is _________ .

"Year of Service" under this Election 28(f) means (Choose one of a. or b.):

	a.	[ ] Eligibility. Years of Service for eligibility in Election 16.

	b.	[ ] Vesting. Years of Service for vesting in Elections 42 and 43.

[Note: A Year of Service must satisfy Treas. Reg. §1.401(a)(4)-11(d)(3) for the uniform points allocation to qualify as a safe harbor allocation under Treas. Reg. §1.401(a)(4)-2(b)(3).]

(2) [ ] Age.________ point(s) for each year of age attained during the Plan Year.

(3) [ ] Compensation. ________ point(s) for each $ ______(not to exceed $200) increment of Plan Year Compensation.

(g) [ ] Related and Participating Employers. If any Related and Participating Employers contribute Nonelective Contributions to the Plan, the Plan Administrator will allocate the Nonelective Contributions made by the Participating Employer(s) under
Election 27(d) (Complete (1) and (2)):

(1) Allocation Method. (Choose one of a. or b.):

	a.	[ ] All the same. Using the same allocation method as applies to the Signatory Employer under this Election 28.

	b.	[ ] At least one different. Under the following allocation method(s):			.

(2) Allocation sharing. The Plan Administrator will allocate the Nonelective Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.):

	a.	[ ] Employer by Employer. Only to the Participants directly employed by the contributing Employer.

	b.	[ ] Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Nonelective Contributions for the Plan Year.

[Note: The Employer should not elect 28(g) unless there are Related Employers which are also Participating Employers. See Section 1.23(D) and Election 27(d). If the Employer elects 28(g)(2)a., the Employer should also elect 11(b)(8)b., to disregard the Compensation paid by "Y" Participating Employer in determining the allocation of the "X" Participating Employer contribution to a Participant (and vice versa) who receives Compensation from both X and Y. If the Employer elects 28(g)(2)b., the Employer should not elect 11(b)(8)b. Election 28(g)(2)a. does not apply to Safe Harbor Nonelective Contributions.]

(h) [ ] Describe:

(e.g., Pro rata as to Division A Participants and Permitted Disparity (two-tiered at 100% of the SSTWB) as to Division B Participants.)

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Nonstandardized 401(k)

29. QNEC (PLAN-DESIGNATED) (3.04(C)(1)). The following provisions apply regarding Plan-Designated QNECs (Choose one of
(a) or (b)):

[Note: Regardless of its elections under this Election 29, the Employer under Section 3.04(C)(2) may elect for any Plan Year where the
Plan is using Current Year Testing to make Operational QNECs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure.]

(a)	[ ] Not applicable. There are no Plan-Designated QNECs.

(b)	[ ] Applies. There are Plan-Designated QNECs to which the following provisions apply (Complete (1), (2), and (3)):

(1) Nonelective Contributions affected. The following Nonelective Contributions (as allocated to the designated allocation group under Election 29(b)(2)) are Plan-Designated QNECs (Choose one of a. or b.):

	a.	[ ] All. All Nonelective Contributions.

	b.	[ ] Designated. Only the following Nonelective Contributions under Election 27: __________________ .

(2) Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QNEC (Choose one of a. or b.):

	a.	[ ] NHCEs only. Only to NHCEs under the method elected in Election 29(b)(3).

	b.	[ ] All Participants. To all Participants under the method elected in Election 29(b)(3).

(3) Allocation Method. The Plan Administrator will allocate a Plan-Designated QNEC using the following method (Choose one of a., b., c., or d.):

	a.	[ ] Pro rata.

	b.	[ ] Flat dollar.

	c.	[ ] Reverse. See Section 3.04(C)(3).

	d.	[ ] Describe:

[Note: Any allocation method the Employer elects under Election 29(b)(3)d. must be definitely determinable. See Section 4.10(D) as to targeting limitations applicable to QNEC nondiscrimination testing.]

30. SAFE HARBOR 401(k) PLAN (SAFE HARBOR CONTRIBUTIONS/ADDITIONAL MATCHING CONTRIBUTIONS) (3.05).
The Employer under Election 6(e) will (or in the case of the Safe Harbor Nonelective Contribution may) contribute the following Safe
Harbor Contributions described in Section 3.05(E) and will or may contribute Additional Matching Contributions described in Section
3.05(F) (Choose one of (a), (b), (c), or (d) when and as applicable. Complete (e) and (h). Choose (f), (g), and (i) as applicable):

(a)	[ ] Safe Harbor Nonelective Contribution. The Safe Harbor Nonelective Contribution equals	% of a Participant's
Compensation [Note: The amount in the blank must be at least 3%. The Safe Harbor Nonelective Contribution applies toward
(offsets) most other Employer Nonelective Contributions. See Section 3.05(E)(11).]

(b)	[ ] Safe Harbor Nonelective Contribution/delayed year-by-year election (maybe and supplemental notices). In connection with the Employer's provision of the maybe notice under Section 3.05(I)(1), the Employer elects into safe harbor status by giving the supplemental notice and by making this Election 30(b) to provide for a Safe Harbor Nonelective Contribution equal to
_______________% (specify amount at least equal to 3%) of a Participant's Compensation. This Election 30(b) and safe harbor status applies for the Plan Year ending: ________________ (specify Plan Year end), which is the Plan Year to which the
Employer's maybe and supplemental notices apply.

[Note: If the Employer makes a delayed election into safe harbor status under Section 3.05(I)(1), the Employer must amend the Plan to provide for a Safe Harbor Nonelective Contribution equal to at least 3% of each Participant's Compensation. The Employer may make this amendment by substitute Adoption Agreement page (electing Election 30(b)) or by another form of amendment under Section 11.02(B). An Employer using the maybe notice should not elect a Safe Harbor Nonelective Contribution under Election 30(a) unless the Employer intends to continue safe harbor status under this election in the subsequent Plan Year. By making its amendment into safe harbor status under Election 30(b), the Employer avoids the need to further amend the Plan if the Employer is not certain that it will apply the safe harbor in the subsequent Plan Year. By contrast, an Employer which gave the maybe notice and has decided to make the Safe Harbor Nonelective Contribution for that year and for future years should use Election 30(a). The Employer only elects 30(a) and should not elect 30(b) if prior to the Plan Year the Employer unequivocally decides to elect safe harbor status for the Plan Year and provides a safe harbor notice consistent with this election rather than giving the maybe notice. If the Employer gives the maybe notice and the Employer will or may make Matching Contributions, the Employer should elect Additional Matching under Election 30(h)(and should not elect Matching Contributions under Election 24) if it wishes to avoid ACP testing.]

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Nonstandardized 401(k)

(c) [ ] Basic Matching Contribution. A Matching Contribution equal to 100% of each Participant's Elective Deferrals not exceeding
3% of the Participant's Compensation, plus 50% of each Participant's Elective Deferrals in excess of 3% but not in excess of5%
of the Participant's Compensation. See Sections 1.34(E) and 3.05(E)(4). (Complete (1)):

(1) Time period. For purposes of this Election 30(c), "Compensation" and "Elective Deferrals" mean Compensation and Elective
Deferrals for: . [Note: The Employer must complete the blank line with the applicable time period for computing the Basic Match, such as "each payroll period," "each calendar month," "each Plan Year quarter" or "the Plan
Year."]

(d) [ ] Enhanced Matching Contribution. See Sections 1.34(F) and 3.05(E)(5). (Choose one of (1) or (2) and complete (3) for any election):

(1)	[ ] Uniform percentage. A Matching Contribution equal to _____% of each Participant's Elective Deferrals but not as to
Elective Deferrals exceeding_______ % of the Participant's Compensation.

(2)	[ ] Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each
Participant's Elective Deferral percentage. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation.

		Elective Deferral Percentage	Matching Rate

		______%	____________________%
		______%	____________________%
		______%	____________________%

(3)	Time period. For purposes of this Election 30(d), "Compensation" and "Elective Deferrals" mean Compensation and Elective
Deferrals for: _______________ . [Note: The Employer must complete the blank line with the applicable time period for computing the Enhanced Match, such as "each payroll period," "each calendar month," "each Plan Year quarter" or "the Plan Year."]

[Note: The matching rate may not increase as the Elective Deferral percentage increases and the Enhanced Matching formula otherwise must satisfy the requirements of Code §§401(k)(12)(B)(ii) and (iii). If the Employer elects to satisfy the ACP safe harbor under Election
37(a)(2)a., the Employer also must limit Elective Deferrals taken into account for the Enhanced Matching Contribution to a maximum of
6% of Plan Year Compensation.]

(e) Participants who will receive Safe Harbor Contributions. The allocation of Safe Harbor Contributions (Choose one of (1), (2), or (3)):

(1)	[ ]	Applies to all Participants. Applies to all Participants except as may be limited under Election 30(f).

(2)	[ ]	NHCEs only. Is limited to NHCE Participants only and may be limited further under Election 30(f). No HCE will receive a Safe Harbor Contribution allocation.

(3)	[ ]	NHCEs and designated HCEs. Is limited to NHCE Participants and to the following HCE Participants and may be
		limited further under Election 30(f):		.

[Note: Any HCE allocation group the Employer describes under Election 30(e)(3) must be definitely determinable. (e.g., Division "A" HCEs OR HCEs who own more than 5% of the Employer without regard to attribution rules).]

(f) [ ] Early Elective Deferrals/delay of Safe Harbor Contribution. The Employer may elect this Election 30(f) only if the Employer in Election 14 elects eligibility requirements for Elective Deferrals of less than age 21 and one Year of Service but elects age 21 and one Year of Service for Safe Harbor Matching or for Safe Harbor Nonelective Contributions. The Employer under this Election 30(f) limits the allocation of any Safe Harbor Contribution under Election 30 for a Plan Year to those Participants: (i) who have attained age 21; (ii) who have completed one Year of Service; and (iii) who the Plan Administrator in applying the OEE rule described in Section 4.06(C), treats as benefiting in the disaggregated plan covering the Includible Employees. Those Participants in the Plan Year whom the Plan Administrator treats as Otherwise Excludable Employees will not receive any Safe Harbor Contribution allocation and the Plan Administrator will apply the ADP (and, as applicable the ACP) test(s) to the disaggregated plan benefiting the Otherwise Excludable Employees. If the Employer in Election 10(a)(2) has elected "Participating Compensation" for allocating Elective Deferrals, Nonelective Contributions or Matching Contributions (as relevant to the allocation under this Election 30 based on the Contribution Type), the Plan Administrator, in allocating the Safe Harbor Contribution for the Plan Year in which the Participant crosses over to the Includible Employees group, will count Compensation and Elective Deferrals only on and following the Cross-Over Date. See Section 3.05(D).

(g) [ ] Another plan. The Employer will make the Safe Harbor Contribution to the following plan: _____________________________.

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Nonstandardized 401(k)

(h) Additional Matching Contributions. See Sections 1.34(G) and 3.05(F). (Choose one of (1) or (2)):

	(1)	[ ] No Additional Matching Contributions. The Employer will not make any Additional Matching Contributions to its safe harbor Plan.

	(2)	[ ] Additional Matching Contributions. The Employer will or may make the following Additional Matching
Contributions to its safe harbor Plan. (Choose a. and b. as applicable):

	a.	[ ] Fixed Additional Matching Contribution. The following Fixed Additional Matching Contribution (Choose (i)
and (ii) as applicable and complete (iii) for any election):

		(i)	[ ] Uniform percentage. A Matching Contribution equal to ____ % of each Participant's Elective Deferrals but not as to Elective Deferrals exceeding _______% of the Participant's Compensation.

		(ii)	[ ] Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each Participant's Elective Deferral percentage. A Participant's Elective Deferral percentage is equal to the
Participant's Elective Deferrals divided by his/her Compensation.

			Elective Deferral Percentage	Matching Rate

			_____%	_____________________%
			_____%	_____________________%
			_____%	_____________________%

		(iii)	Time period. For purposes of this Election 30(h)(2)a., "Compensation" and "Elective Deferrals" mean
Compensation and Elective Deferrals for: __________________ . [Note: The Employer must complete the blank line with the applicable time period for computing the Additional Match, e.g., "each payroll period," "each calendar month," "each Plan Year quarter" OR "the Plan Year." If the Employer elects a match under both (i) and (ii) and will apply a different time period to each match, the Employer may indicate as such in the blank line.]

b. [ ] Discretionary Additional Matching Contribution. The Employer may make a Discretionary Additional
Matching Contribution. If the Employer makes a Discretionary Matching Contribution, the Discretionary Matching Contribution will not apply as to Elective Deferrals exceeding ___________ % of the Participant's Compensation (complete the blank if applicable or leave blank).

[Note: If the Employer elects to satisfy the ACP safe harbor under Election 37(a)(2)a. or 37(a)(2)c.(i), then as to any and all Matching Contributions, including Fixed Additional Matching Contributions and Discretionary Additional Matching Contributions: (i) the matching rate may not increase as the Elective Deferral percentage increases; (ii) no HCE may be entitled to a greater rate of match than any NHCE; (iii) the Employer must limit Elective Deferrals taken into account for the Additional Matching Contributions to a maximum of 6% of Plan Year Compensation; (iv) the Plan must apply all Matching Contributions to Catch-Up Deferrals; and (v) in the case of a Discretionary Additional Matching Contribution, the contribution amount may not exceed 4% of the Participant's Plan Year Compensation.]

(i) [ ] Multiple Safe Harbor Contributions in disaggregated Plan. The Employer elects to make different Safe Harbor
Contributions and/or Additional Matching Contributions to disaggregated parts of its Plan under Treas. Reg. §1.401(k)-
1(b)(4) as follows: _________________________________________
(Specify contributions for disaggregated plans, e.g., as to Collectively Bargained Employees a 3% Nonelective Safe Harbor
Contribution applies and as to non-Collectively Bargained Employees, the Basic Matching Contribution applies).

31. ALLOCATION CONDITIONS (3.06(B)/(C)). The Plan does not apply any allocation conditions to: (i) Elective Deferrals; (ii) Safe
Harbor Contributions; (iii) commencing as of the Final 401(k) Regulations Effective Date, Additional Matching Contributions which will satisfy the ACP test safe harbor; (iv) Employee Contributions; (v) Rollover Contributions; (vi) Designated IRA Contributions; (vii)
SIMPLE Contributions; or (viii) Prevailing Wage Contributions, except as may be required by the Prevailing Wage Contract. To receive an allocation of Matching Contributions, Nonelective Contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s) (Choose one of (a) or (b). Choose (c) if applicable):

(a)	[ ] No conditions. No allocation conditions apply to Matching Contributions, to Nonelective Contributions or to forfeitures.

(b)	[X] Conditions. The following allocation conditions apply to the designated Contribution Type and/or forfeitures (Choose one or more of (1) through (7) as applicable):

[Note: For this Election 31, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply. The Employer under Election 31(b)(7) may not impose an Hour of Service condition exceeding 1,000 Hours of Service in a Plan Year.]

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Nonstandardized 401(k) Plan

			(1)		(2)	(3)	(4)
Matching,
Nonelective
			andForfeitures		Matching	Nonelective	Forfeitures
(1)	[ ]	None.	N/A		[ ]	[ ]	[ ]
(See Election
31(a))

(2)	[ ]	501 HOS/terminees (91 consecutive days if	[ ]	OR	[ ]	[ ]	[ ]
Elapsed Time). See Section 3.06(B)(1)(b).

(3)	[ ]	Last day of the Plan Year.	[ ]	OR	[ ]	[ ]	[ ]

(4)	[X]	Last day of the Election 31(c) time period.	[ ]	OR	[X]	[ ]	[ ]

(5)	[ ]	1,000 HOS in the Plan Year (182 consecutive	[ ]	OR	[ ]	[ ]
days in Plan Year if Elapsed Time).

(6)	[ ]	(specify) HOS within the Election	[ ]	OR	[ ]	[ ]	[ ]

31(c) time period, (but not exceeding 1,000 HOS
in a Plan Year).

(7)	[ ]	Describe conditions:

(e.g., Last day of the Plan Year as to Nonelective Contributions for Participating Employer "A" Participants. No
allocation conditions for Participating Employer "B" Participants).

(c) IXI Time period. Under Section 3.06(C), apply Elections 31(b)(4), (b)(6) or (b)(7) to the specified contributions/forfeitures based on each (Choose one of (1) through (5)):

(1)	[ ]	Plan Year	[ ]	OR	[ ]	[ ]	[ ]
(2)	[X]	Plan Year quarter	[ ]	OR	[X]	[ ]	[ ]
(3)	[ ]	Calendar month	[ ]	OR	[ ]	[ ]	[ ]
(4)	[ ]	Payroll period	[ ]	OR	[ ]	[ ]	[ ]
(5)	[ ]	Describe time period:

[Note: If the Employer elects 31(b)(4) or (b)(6), the Employer must choose (c). If the Employer elects 31(b)(7), choose (c) if applicable.]

32. ALLOCATION CONDITIONS – APPLICATION/WAIVER/SUSPENSION (3.06(D)/(F)). Under Section 3.06(D), in the event of
Severance from Employment as described below, apply or do not apply Election 31(b) allocation conditions to the specified contributions/forfeitures as follows (If the Employer elects 31(b), the Employer must complete Election 32. Choose one of (a) or (b).
Complete (c)):

[Note: For this Election 32, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and
3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply.]

(a) [X] Total waiver or application. If a Participant incurs a Severance from Employment on account of or following death,
Disability or attainment of Normal Retirement Age (Choose one of (1) or (2)):

(1)	[X] Do not apply. Do not apply elected allocation conditions to Matching Contributions, to Nonelective Contributions or to
forfeitures.

(2)	[ ] Apply. Apply elected allocation conditions to Matching Contributions, to Nonelective Contributions and to forfeitures.

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Nonstandardized 401(k)

				(1)		(2)	(3)	(4)
Matching,
Nonelective
				and Forfeitures		Matching	Nonelective	Forfeitures
(b) [ ] Application/waiver as to Contribution

Types events. If a Participant incurs a
Severance from Employment, apply allocation
conditions except such conditions are waived if
Severance is on account of or following death,
Disability or attainment of Normal Retirement
Age as specified, and as applied to the specified
Contribution Types/forfeitures (Choose (1), (2),
and (3) as applicable):

	(1)	[ ]	Death	[ ]	OR	[ ]	[ ]	[ ]

	(2)	[ ]	Disability	[ ]	OR	[ ]	[ ]	[ ]

	(3)	[ ]	Normal Retirement Age	[ ]	OR	[ ]	[ ]	[ ]

(c) Suspension. The suspension of allocation conditions of Section 3.06(F) (Choose one of (1) or (2)):

(1) [X] Applies. Applies as follows (Choose one of a., b., or c.):

		a.	[ ] Both. Applies both to Nonelective Contributions and to Matching Contributions.

		b.	[ ] Nonelective. Applies only to Nonelective Contributions.

		c.	[X] Match. Applies only to Matching Contributions.

(2) [ ] Does not apply.

33. FORFEITURE ALLOCATION METHOD (3.07). The Plan Administrator will allocate a Participant forfeiture attributable to all
Contribution Types or attributable to all Nonelective Contributions or to all Matching Contributions as follows (Choose one or more of (a)
through (g) as applicable. Choose (e) only in conjunction with at least one other election):
[Note: Even if the Employer elects immediate vesting, the Employer should					(1)		(2)	(3)
complete Election 33. See Section 7.07.]					All		Nonelective	Matching
					Forfeitures		Forfeitures	Forfeitures
(a)	[ ] Additional Nonelective. Allocate as additional Discretionary				[ ]	OR	[ ]	[ ]
Nonelective Contribution.

(b)	[ ] Additional Match. Allocate as additional Discretionary Matching				[ ]	OR	[ ]	[ ]
Contribution.

(c)	[ ] Reduce Nonelective. Apply to Nonelective Contribution.				[ ]	OR	[ ]	[ ]

(d)	[X] Reduce Match. Apply to Matching Contribution.				[X]	OR	[ ]	[ ]

(e)	[X] Plan expenses. Pay reasonable Plan expenses first (See Section				[X]	OR	[ ]	[ ]
7.04(C)), then allocate in the manner described above.

(f)	[ ] Safe harbor/top-heavy exempt. Apply all forfeitures to Safe Harbor Contributions and Plan expenses in accordance with
Section 3.07(A)(4).

(g)	[ ] Describe:

(e.g., Forfeitures attributable to transferred balances from Plan X are allocated only to former Plan X participants.)

34. FORFEITURE ALLOCATION TIMING (3.07(B)). See Sections 3.07, 5.07 and 7.07 as to when a forfeiture occurs. Once a forfeiture occurs, this Election 34 determines the timing of the forfeiture allocation. The Plan Administrator will allocate a Participant's forfeiture
(Choose one or both of (a) and (b) as applicable):
					(1)		(2)	(3)
					All		Nonelective	Matching
					Forfeitures		Forfeitures	Forfeitures
(a)	[X] Same Plan Year. In the same Plan Year in which the designated				[X]	OR	[ ]	[ ]
forfeiture occurs.

(b)	[ ] Next Plan Year. In the Plan Year following the Plan Year in which				[ ]	OR	[ ]	[ ]
the designated forfeiture occurs.

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Nonstandardized 401(k)

[Note: The elected forfeiture allocation timing applies irrespective of when the Employer makes its contribution(s), if any, for a Plan Year.
Even if the Employer elects immediate vesting, the Employer should complete Election 34. See Sections 3.07 and 7.07.]

35. EMPLOYEE (AFTER-TAX) CONTRIBUTIONS (3.09). The following additional elections apply to Employee Contributions under
Election 6(f). (Complete (a) and (b)):

(a) Limitations. The Plan permits Employee Contributions subject to the following limitations, if any, in addition to those already
	imposed under the Plan (Choose one of (1) or (2)):

(1)		[ ]		None. No additional limitations.

(2)		[ ]		Additional limitations. The following additional limitations:	.

	[Note: Any designated limitation(s) must be the same for all Participants and must be definitely determinable.]

(b) Matching Contributions. (Choose one of (1) or (2)):

	(1)	[ ]		None. The Employer will not make any Matching Contributions based on Employee Contributions.

(2)		[ ]		Applies. For each Plan Year, the Employer's Matching Contribution made as to Employee Contributions is:

36. DESIGNATED IRA CONTRIBUTIONS (3.12). Under Election 6(h), a Participant may make Designated IRA Contributions effective for Plan Years beginning after _______________ (date specified must be no earlier than December 31, 2002). (Complete (a) and (b)):

(a)	Type of IRA contribution. A Participant's Designated IRA Contributions will be (Choose one of (1), (2), or (3)):

	(1)	1	1	Traditional.

	(2)	1	1	Roth.

	(3)	1	1	Traditional/Roth. As the Participant elects at the time of contribution.

(b)	Type of Account. A Participant's Designated IRA Contributions will be held in the following form of Account(s) (Choose one of (1),
	(2), or (3)):

(1)		1	1	IRA.

(2)		1	1	Individual Retirement Annuity.

(3)		1	1	IRA/Individual Retirement Annuity. As the Participant elects at the time of contribution.

ARTICLE IV
LIMITATIONS AND TESTING

[Note: The Employer, in the "Effective as of execution" column under Election 37, must elect those testing elections which are: (i) in effect as of date of the Employer's execution of this Adoption Agreement; and (ii) if the Adoption Agreement restates the Plan, also are retroactive to the later of the Plan's original Effective Date or EGTRRA restated Effective Date, except as indicated in Appendix A. If the Employer wishes to change any testing election after it executes this Adoption Agreement, the Employer must elect the changes in the
"Changes post-execution" column under Election 37, and the Employer must specify the Plan Year Effective Date(s) of any changed election. The Employer may complete the Effective Date blanks specifying the changed election applies to a single Plan Year (e.g., "2011 only"), or a range of Plan Years (e.g., "2011-2015") or may specify the change as becoming effective in a specified Plan Year (e.g.,
"commencing 2010"). If the Employer specifies a single Plan Year only or specifies a range of Plan Years, the Plan becomes subject to the election in the "Effective as of execution" column in the Plan Years commencing after the specified Year(s), unless the Employer subsequently changes the election. If the Employer specifies the change as commencing in a Plan Year, the election applies in the specified Plan Year and in all following Plan Years unless the Employer subsequently changes the election.]

37. ANNUAL TESTING ELECTIONS (4.06(B)). The Employer makes the following Plan specific annual testing elections under
Section 4.06(B). (Complete (a) and (b)):

	(1)	(2)
	Effective as of execution	Changes post-execution
	(and retroactively	(specify Plan Year
	ifrestatement)	Effective Date(s))

(a) Nondiscrimination testing. (Choose one or more of (1), (2), or (3)):

(1) [X] Traditional 401(k) Plan/ADP/ACP test.
The following testing method(s) apply
(Choose a. and b. as applicable):

[Note: The Plan may "split test" for Plan Years commencing in 2005.]

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Nonstandardized 401(k)

a.	[X] Current Year Testing. See Section 4.11(E).
Current Year Testing applies to the ADP/ACP tests
as elected below (Choose one or both of (i) and (ii)):

	(i) [X] ADP test.	[X]	[ ] Effective Date(s):

	(ii) [X] ACP test.	[X]	[ ] Effective Date(s):

[Note: The Employer may leave (ii) blank if the Plan does not permit Matching Contributions or Employee Contributions and the Plan
Administrator will not recharacterize Elective Deferrals as Employee Contributions for testing.]

b.	[ ] Prior Year Testing. See Section 4.11(I).
Prior Year Testing applies to the ADP/ACP tests as
elected below. See Sections 4.10(B)(4)(f)(iv) and
4.10(C)(5)(e)(iv) as to the first Plan Year. (Choose
one or both of (i) and (ii)):

	(i) [ ] ADP test.	[ ]	[ ] Effective Date(s):

	(iii) [ ] ACP test.	[ ]	[ ] Effective Date(s):

[Note: The Employer may leave (ii) blank if the Plan does not permit Matching Contributions or Employee Contributions and the Plan
Administrator will not recharacterize Elective Deferrals as Employee Contributions for testing.]

(2) [ ] Safe Harbor Plan/No testing or ACP test only.
(Choose one of a., b., or c.):

a.	[ ] No testing.	[ ]	[ ] Effective Date(s):
ADP test safe harbor applies and if applicable,
ACP test safe harbor applies.

b.	[ ] ACP test only.
ADP test safe harbor applies, but Plan will perform
ACP test as follows (Choose one of (i) or (ii)):

	(i) [ ] Current Year Testing.	[ ]	[ ] Effective Date(s):

	(iii) [ ] Prior Year Testing.	[ ]	[ ] Effective Date(s):

[Note: The Employer may elect Prior Year Testing under Election 37(a)(2)b.(ii) only for Plan Years after the Final 401(k) Regulations
Effective Date.]

c.	[ ] Possible delayed election.	[ ]	[ ] Effective Date(s):
(maybe notice/supplemental notice)

The Employer under Section 3.05(I)(1) may treat the Plan as a Traditional 401(k) Plan or may make a delayed election to treat the Plan as a Safe Harbor 401(k) Plan. If the Employer gives the maybe and supplemental notices and amends the Plan to provide for the Safe Harbor Nonelective Contribution, the Plan is an ADP test safe harbor plan for the Plan Year to which the maybe and supplemental notices and the amendment apply. If the Employer does not give the supplemental notice, the
Plan is a Traditional 401(k) Plan, subject to ADP Current Year Testing and, if applicable, to ACP Current Year Testing. If the Employer gives the supplemental notice and amends the Plan to provide for the Safe Harbor Nonelective Contribution, and the Employer has elected Additional Matching Contributions under Election 30(h) (Choose one of (i) or (ii)):

	(i) [ ]	No testing. ADP and ACP test safe harbors apply. The Employer's elections under 30(h) as to Additional
Matching Contributions satisfy the ACP safe harbor requirements and the Employer elects to apply the
Election 30(h) stated ACP test safe harbor conditions (see the Note following Election 30(h)) as to all
Additional Matching Contributions.

	(ii) [ ]	ACP test only. ADP safe harbor applies, but the Plan will perform the ACP test as to all Additional
Matching Contributions using Current Year Testing.

[Note: Even if the Employer does not elect 37(a)(2)c., the Employer still may make a delayed election into safe harbor status under Section 3.05(I)(1) using the maybe and supplemental notices and by amending the plan to provide for the Safe Harbor
Nonelective Contribution. However, in this case, the Employer also must amend the Plan to make its testing elections under this Election 37 consistent with its delayed election into safe harbor status. The Employer then may elect any election under
37(a)(2), including 37(a)(2)c. An Employer's election of 37(a)(2)c. permits the Plan to remain in perpetual possible delayed safe harbor election status, while minimizing the number of Plan amendments required to do so.]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

(3) [ ] SIMPLE 401(k) Plan/No testing.		[ ]	[ ] Effective Date(s):

(b) BCE determination. (Complete both (1) and (2)):
(1) Top-paid group election. (Choose one of a. or b.):
a.	[X] Does not apply.	IXI	[ ] Effective Date(s):

b.	[ ] Applies.	[ ]	[ ] Effective Date(s):

(2) Calendar year data election (fiscal year Plan only).
(Choose one of a. or b.):
a.	[X] Does not apply.	IXI	[ ] Effective Date(s):

c.	[ ] Applies.	[ ]	[ ] Effective Date(s):

ARTICLE V
VESTING REQUIREMENTS

38. NORMAL RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age under the Plan on the following date (Choose one of (a) or (b)):

(a)	[X] Specific age. The date the Participant attains age 65 . [Note: The age may not exceed age 65.]

(b)	[ ] Age/participation. The later of the date the Participant attains age______or the______ anniversary of the first day of the Plan
Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

39. EARLY RETIREMENT AGE (5.01). (Choose one of (a) or (b)):

(a)	[X] Not applicable. The Plan does not provide for an Early Retirement Age.

(b)	[ ] Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age	; (ii) the date a
Participant reaches his/her______anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan; or (iii) the date a Participant completes_______Years of Service.

[Note: The Employer should leave blank any of clauses (i), (ii), and (iii) which are not applicable.]
"Years of Service" under this Election 39 means (Choose one of (1) or (2) as applicable):

(1) [ ] Eligibility. Years of Service for eligibility in Election 16.
(2) [ ] Vesting. Years of Service for vesting in Elections 42 and 43.

[Note: Election of an Early Retirement Age does not affect the time at which a Participant may receive a Plan distribution. However, a
Participant becomes 100% vested at Early Retirement Age.]

40. ACCELERATION ON DEATH OR DISABILITY (5.02). Under Section 5.02, if a Participant incurs a Severance from
Employment as a result of death or Disability (Choose one of (a), (b), or (c)):

(a)	[X] Applies. Apply 100% vesting.

(b)	[ ] Not applicable. Do not apply 100% vesting. The Participant's vesting is in accordance with the applicable Plan vesting schedule.
(c)	[ ] Limited application. Apply 100% vesting, but only if a Participant incurs a Severance from Employment as a result of
(Choose one of (1) or (2)):

(1) [ ] Death.

(2) [ ] Disability.

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

41. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her Accounts attributable to: (i) Elective
Deferrals; (ii) Employee Contributions; (iii) QNECs; (iv) QMACs; (v) Safe Harbor Contributions; (vi) SIMPLE Contributions; (vii)
Rollover Contributions; (viii) Prevailing Wage Contributions unless the Prevailing Wage Contract provides otherwise; (ix) DECs; and (x)
Designated IRA Contributions. The following vesting schedule applies to Regular Matching Contributions, to Additional Matching
Contributions (irrespective of ACP testing status) and to Nonelective Contributions (other than Prevailing Wage Contributions) (Choose
(a) or choose one or both of (b) and (d) as applicable. Choose (c) if elect a non-top-heavy schedule under (b) or (d)):

(a) [ ] Immediate vesting. 100% Vested at all times in all Accounts.

[Note: Unless all Contribution Types are 100% Vested, the Employer should not elect 41(a). If the Employer elects immediate vesting under 41(a), the Employer should not complete the balance of Election 41 or Elections 42 and 43 (except as noted therein). The Employer must elect 41(a) if the eligibility Service condition under Election 14 as to all Contribution Types (except Elective Deferrals and Safe
Harbor Contributions) exceeds one Year of Service or more than 12 months. The Employer must elect 41(b)(1) as to any Contribution Type where the eligibility service condition exceeds one Year of Service or more than 12 months. The Employer should elect 41(b) if any
Contribution Type is subject to a vesting schedule.]

(b) [X] Vesting schedules: Apply the following vesting schedules (Choose one or more of (1) through (7) as applicable):

				(1)		(2)	(3)	(4)
Additional
				All			Regular	Matching (See
				Contributions		Nonelective	Matching	Section 3.05(F))

(1)	[ ]	Immediate vesting		N/A		[ ]	[ ]	[ ]
(See Election 41(a))

(2)	[ ]	Top-heavy: 6-year graded		[ ]	OR	[ ]	[ ]	[ ]

(3)	[ ]	Top-heavy: 3-year cliff		[ ]	OR	[ ]	[ ]	[ ]

(4)	[X] Modified top-heavy:			[ ]	OR	[ ]	IXI	[ ]
Years of Service Vested %
		Less than 1	a. 0%
		1	b. 34%
		2	c. 67%
		3	d 100%
		4	e.
		5	f.
		6 or more	100%
(5)	[ ]	Non-top-heavy: 7-year graded		N/A		[ ]	N/A	N/A

(6)	[ ]	Non-top-heavy: 5-year cliff		N/A		[ ]	N/A	N/A

(7)	[ ]	Modified non-top-heavy:		N/A		[ ]	N/A	N/A
Years of Service Vested %
		Less than 1	a. ____
		1	b. ____
		2	c. ____
		3	d. ____
		4	e. ____
		5	f. ____
		6	g. ____
		7 or more	100%

[Note: If the Employer does not elect 41(a), the Employer under 41(b) must elect immediate vesting or must elect a top-heavy or modified top-heavy vesting schedule. The modified top-heavy schedule of Election 41(b)(4) must satisfy Code §416. A top-heavy schedule must apply to Regular Matching Contributions and to Additional Matching Contributions. See Section 5.03(A)(1). The Employer as to Nonelective
Contributions only may elect one of Elections 41(b)(5), (6), or (7) in addition to electing a top-heavy schedule. The Employer must complete Election 41(c) if it elects any non-top-heavy schedule. If the Employer does not elect a non-top-heavy schedule, the elected top-heavy schedule(s) applies to all Plan Years. If the Employer elects 41(b)(7), the modified non-top-heavy schedule must satisfy Code
§411(a)(2). If the Employer elects Additional Matching under Election 30(h), the Employer should elect vesting under the Additional
Matching column in this Election 41(b). That election applies to the Additional Matching even if the Employer has given the maybe notice but does not give the supplemental notice for any Plan Year and as to such Plan Years, the Plan is not a safe harbor plan and the Matching
Contributions are not Additional Matching Contributions. If the Plan's Effective Date is after December 31, 2006, do not complete
Elections 41(b)(5), (b)(6), or (b)(7).]

(c) [ ] Nonelective Contributions: application of top-heavy schedule (Choose one of (1) or (2)):

(1) [ ] Apply in all Plan Years once top-heavy. Apply the top-heavy vesting schedule under Election 41(b) for the first Plan
Year in which the Plan is top-heavy and then in all subsequent Plan Years.

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k) Plan

(2) [ ] Apply only in top-heavy Plan Years. Apply the non-top-heavy schedule under Election 41(b) in all Plan Years in which the Plan is not a top-heavy plan.

(d) [ ] Special vesting provisions:				.

[Note: The Employer under Election 41(d) may describe special vesting provisions from the elections available under Election 41 and/or a combination thereof as to a: (i) Participant group (e.g., Full vesting applies to Division A Employees OR to Employees hired on/before "x"
date. 6-year graded vesting applies to Division B Employees OR to Employees hired after "x" date.); and/or (ii) Contribution Type (e.g.,
Full vesting applies as to Discretionary Nonelective Contributions. 6-year graded vesting applies to Fixed Nonelective Contributions). Any special vesting provision must satisfy Code §411(a) and must be nondiscriminatory.]

42. YEAR OF SERVICE - VESTING (5.05). (Complete both (a) and (b)):

[Note: If the Employer elects the Elapsed Time Method for vesting the Employer should not complete this Election 42. If the Employer elects immediate vesting, the Employer should not complete Election 42 or Election 43 unless it elects to apply a Year of Service for vesting under any other Adoption Agreement election.]

(a)	Year of Service. An Employee must complete at least 1,000 Hours of Service during a Vesting Computation Period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

(b)	Vesting Computation Period. The Plan measures a Year of Service based on the following 12-consecutive month period (Choose one of (1) or (2)):

	(1)	[X] Plan Year.

	(2)	[ ] Anniversary Year.

43. EXCLUDED YEARS OF SERVICE - VESTING (5.05(C)). The Plan excludes the following Years of Service for purposes of vesting (Choose (a) or choose one or more of (b) through (e) as applicable):

(a)	[X] None. None other than as specified in Section 5.05(C)(1).

(b)	[ ] Age 18. Any Year of Service before the Vesting Computation Period during which the Participant attained the age of 18.

(c)	[ ] Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

(d)	[ ] Rule of Parity. Any Year of Service excluded under the rule of parity. See Plan Section 5.06(C).

(e)	[ ] Additional exclusions. The following Years of Service:			.

[Note: The Employer under Election 43(e) may describe vesting service exclusions provisions available under Election 43 and/or a combination thereof as to a: (i) Participant group (e.g., No exclusions apply to Division A Employees OR to Employees hired on/before "x" date. The age
18 exclusion applies to Division B Employees OR to Employees hired after "x" date.); or (ii) Contribution Type (e.g., No exclusions apply as to
Discretionary Nonelective Contributions. The age 18 exclusion applies to Fixed Nonelective Contributions). Any exclusion specified under
Election 43(e) must comply with Code §411(a)(4). Any exclusion must be nondiscriminatory.]

ARTICLEVI
DISTRIBUTION OF ACCOUNT BALANCE

44. MANDATORY DISTRIBUTION (6.01(A)(1)/6.08(D)). The Plan provides or does not provide for Mandatory Distribution of a
Participant's Vested Account Balance following Severance from Employment, as follows (Choose one of (a) or (b)):

(a)	[ ] No Mandatory Distribution. The Plan will not make a Mandatory Distribution following Severance from Employment.

(b)	[X] Mandatory Distribution. The Plan will make a Mandatory Distribution following Severance from Employment. (Complete
(1) and (2). Choose (3) unless the Employer elects to limit Mandatory Distributions to $1,000 including Rollover Contributions under Elections 44(b)(1)b. and 44(b)(2)b.):

(1) Amount limit. As to a Participant who incurs a Severance from Employment and who will receive distribution before attaining the later of age 62 or Normal Retirement Age, the Mandatory Distribution maximum amount is equal to (Choose one of a., b., or c.):

		a.	[X] $5,000.

		b.	[ ] $1,000.

		c.	[ ] Specify amount: $_____ (may not exceed $5,000).

(2) Application of Rollovers to amount limit. In determining whether a Participant's Vested Account Balance exceeds the
Mandatory Distribution dollar limit in Election 44(b)(1), the Plan (Choose one of a. or b.):

		a.	[X] Disregards Rollover Contribution Account.

		b.	[ ] Includes Rollover Contribution Account.

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

(3) [X] Amount of Mandatory Distribution subject to Automatic Rollover. A Mandatory Distribution to a Participant before attaining the later of age 62 or Normal Retirement Age is subject to Automatic Rollover under Section 6.08(D) (Choose one of a. or b.):

		a.	[X] Only if exceeds $1,000. Only if the amount of the Mandatory Distribution exceeds $1,000, which for this purpose must include any Rollover Contributions Account.

		b.	[ ] Specify lesser amount. Only if the amount of the Mandatory Distribution is at least: $____ (specify $1,000 or less).

45. SEVERANCE DISTRIBUTION TIMING (6.01). Subject to the timing limitations of Section 6.01(A)(1) in the case of a Mandatory
Distribution, or in the case of any Distribution Requiring Consent under Section 6.01(A)(2), for which consent is received, the Plan
Administrator will instruct the Trustee to distribute a Participant's Vested Account Balance as soon as is administratively practical following the time specified below (Choose one or more of (a) through (k) as applicable):
[Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 45 no longer apply. See Section 6.01(B) and Election 49.]

			(1)	(2)
			Mandatory	Distribution
			Distribution	Requiring Consent

(a)	[X]	Immediate. Immediately following Severance from Employment.	[X]	[X]

(b)	[ ]	Next Valuation Date. After the next Valuation Date following Severance	[ ]	[ ]
from Employment.

(c)	[ ]	Plan Year. In the Plan Year following Severance from	[ ]	[ ]

Employment (e.g., next or fifth).
(d)	[ ]	Plan Year quarter. In the Plan Year quarter following	[ ]	[ ]

Severance from Employment (e.g., next or fifth).

(e)	[ ]	Contribution Type Accounts. as to the	[ ]	[ ]

Participant's Account(s) and as to

the Participant's Account(s) (e.g., As soon as is practical

following Severance from Employment as to the Participant's Elective
Deferral Account and as soon as is practical in the next Plan Year following
Severance from Employment as to the Participant's Nonelective and
Matching Accounts).

(f)	[ ] Vesting controlled timing. If the Participant's total		[ ]	[ ]
Vested Account Balance exceeds $ ,
distribute ____________(specify timing) and if
the Participant's total Vested Account Balance does not
exceed $ ____________, distribute______________(specify timing).

(g) [ ] Distribute at Normal Retirement Age. As to a Mandatory			[ ]	[ ]
Distribution, distribute not later than 60 days after the
beginning of the Plan Year following the Plan Year in
which the previously severed Participant attains the
earlier of Normal Retirement Age or age 65. [Note: An
election under column (2) only will have effect if the
Plan's NRA is less than age 62.]

(h) [ ] Acceleration. Notwithstanding any later specified distribution date in			[ ]	[ ]
Election 45, a Participant may elect an earlier distribution following Severance from Employment (Choose (1) and (2) as applicable):

	(1)	[ ] Disability. If Severance from Employment is on account of Disability or if the Participant incurs a Disability following Severance from Employment.

	(2)	[ ] Hardship. If the Participant incurs a hardship under Section 6.07 following Severance from Employment.

(i) [ ] Required distribution at Normal Retirement Age. A severed Participant			N/A	[ ]
may not elect to delay distribution beyond the later of age 62 or Normal
Retirement Age.

(j)	[ ] No buy-back/vesting controlled timing.		[ ]	[ ]
Distribute as soon as is practical following Severance
from Employment if the Participant is fully Vested.

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k) Plan

Distribute as soon as is practical following a Forfeiture
Break in Service if the Participant is not fully Vested.

(k) [ ] Describe Severance from Employment distribution timing:

[Note: The Employer under Election 45(k) may describe Severance from Employment distribution timing provisions from the elections available under Election 45 and/or a combination thereof as to any: (i) Participant group (e.g., Immediate distribution after Severance of
Employment applies to Division A Employees OR to Employees hired on/before "x" date. Distribution after the next Valuation Date following Severance from Employment applies to Division B Employees OR to Employees hired after "x" date.); (ii) Contribution Type
(e.g., As to Division A Employees, immediate distribution after Severance of Employment applies as to Elective Deferral Accounts and distribution after the next Valuation Date following Severance from Employment applies to Nonelective Contribution Accounts); and/or
(iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election
45(k) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) comply with Code §401(a)(14) timing requirements; (iv) be nondiscriminatory and (v) preserve Protected Benefits as required.]

46. IN-SERVICE DISTRIBUTIONS/EVENTS (6.01(C)). A Participant may elect an In-Service Distribution of the designated
Contribution Type Accounts based on any of the following events in accordance with Section 6.01(C) (Choose one of (a) or (b)):

[Note: If the Employer elects any In-Service Distribution option, a Participant may elect to receive as many In-Service Distributions per
Plan Year (with a minimum of one per Plan Year) as the Plan Administrator's In-Service Distribution form or policy may permit. If the form or policy is silent, the number of In-Service Distributions is not limited. Prevailing Wage Contributions are treated as Nonelective
Contributions unless the Prevailing Wage Contract provides otherwise. See Section 6.01(C)(4)(d) if the Employer elects to use Prevailing
Wage Contributions to offset other contributions.]

(a)	[ ] None. The Plan does not permit any In-Service Distributions except as to any of the following (if applicable): (i) RMDs under
Section 6.02; (ii) Protected Benefits; and (iii) under Section 6.01(C)(4) as to Employee Contributions, Rollover Contributions,
DECs, Transfers, and Designated IRA Contributions.

(b)	[X] Permitted. In-Service Distributions are permitted as follows from the designated Contribution Type Accounts (Choose one or more of (1) through (9)):

[Note: Unless the Employer elects otherwise in Election 46(b)(9), Elective Deferrals under Election 46(b) includes Pre-Tax and Roth
Deferrals and Matching Contributions includes Additional Matching Contributions, irrespective of the Plan's ACP testing status.]

			(1)		(2)	(3)	(4)	(5)	(6)	(7)
			All		Elective	Safe Harbor	QNECs	QMACs	Matching	Nonelective/
			Contributions		Deferrals	Contributions			Contrib.	SIMPLE
(1)	[ ]	None.Exceptfor	N/A		[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
		Election 46(a)	(See Election
		exceptions.	46(a))

(2)	[X]	Age 59 1/2 (must	[X]	OR	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
be at least 59 1/2).

(3)	[ ]	Age _____ (may	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
be less than 59 1/2).

(4)	[X]	Hardship (safe	N/A		[X]	N/A	N/A	N/A	[X]	[X]
harbor). See
Section 6.07(A).

(5)	[ ]	Hardship (non-	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
safe harbor). See
Section 6.07(B).

(6)	[ ]	Disability.	[ ]	OR	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(7)	[ ]	year	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
contributions.
(specify minimum of
two years) See
Section 6.01(C)(4)(a)(i).

(8)	[ ]	months	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
of participation.
(specify minimum of
60 months) See
Section 6.01(C)(4)(a)(ii).

(9)	[ ]	Describe:

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k) Plan

[Note: The Employer under Election 46(b)(9) may describe In-Service Distribution provisions from the elections available under Election
46 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable at age 59 1/2 OR
Accounts of Employees hired on/before "x" date are distributable at age 59 1/2). No In-Service Distributions apply to Division B Employees
OR to Employees hired after "x" date.); (ii) Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable on
Disability. Fixed Nonelective Contribution Accounts are distributable on Disability or Hardship (non-safe harbor)); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to bedistributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 46(b)(9) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory;
and (v) not permit an "early" distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Section 6.01(C)(4).]

In-Service Distribution of other Accounts.See Section 6.01(C)(4) as to In-Service Distribution of Employee Contributions, Rollover
Contributions, DECs, Transfers, and Designated IRA Contributions.

47. IN-SERVICE DISTRIBUTIONS/ADDITIONAL CONDITIONS (6.01(C)). The following additional conditions apply to In-Service
Distributions under Election 46(b) (Choose one of (a) or (b)):

[Note: The Employer should complete Election 47 if the Employer elects any In-Service Distributions under Election 46(b).]

(a) [ ] Additional conditions. (Complete (1). Choose (2) and (3) as applicable):

(1) Vesting. A Participant may receive an In-Service Distribution under Election 46(b) based on vesting in the distributing
Account as follows (Choose one of a., b., or c.):

a.	[ ]	100% vesting required. A Participant may not receive any In-Service Distribution unless the Participant is 100%
Vested in the distributing Account.

b.	[ ]	100% vesting required except hardship. A Participant may not receive any In-Service Distribution unless the
Participant is 100% Vested in the distributing Account, unless the distribution is based on hardship.
c.	[ ]	Not required. A Participant may receive an In-Service Distribution even from a partially-Vested Account, but the amount distributed may not exceed the Vested amount in the distributing partially-Vested Account.

(2)	[ ]	Minimum amount. A Participant may not receive an In-Service Distribution in an amount which is less than: $ ______.
(specify amount not exceeding $1,000).

(3)	[ ]	Describe other conditions: __________________________________________________________________________

[Note: An Employer's election under Election 47(a)(3) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii)
preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an "early" distribution of any Restricted 401(k)
Accounts or Restricted Pension Accounts. See Section 6.01(C)(4).]

(b) [X] No other conditions. A Participant may elect to receive an In-Service Distribution upon any Election 46(b) event without further condition, provided that the amount distributed may not exceed the Vested amount in the distributing Account.

48. POST-SEVERANCE AND LIFETIME RMD DISTRIBUTION METHODS (6.03). A Participant whose Vested Account Balance exceeds $5,000 (or any lesser amount elected in Appendix B, Election 54(g)(7)): (i) who has incurred a Severance from Employment and will receive a distribution; or (ii) who remains employed but who must receive lifetime RMDs, may elect distribution under one of the following method(s) of distribution described in Section 6.03 and subject to any Section 6.03 limitations. (Choose one or more of
(a) through (f) as applicable):

[Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 48 no longer apply. See Section 6.01(B) and Election 49.]

(a)	[X] Lump-Sum. See Section 6.03(A)(3).

(b)	[X] Installments only if Participant subject to lifetime RMDs. A Participant who is required to receive lifetime RMDs may receive installments payable in monthly, quarterly or annual installments equal to or exceeding the annual RMD amount. See
Sections 6.02(A) and 6.03(A)(4)(a).

(c)	[ ] Installments. See Section 6.03(A)(4).

(d)	[ ] Alternative Annuity: _____________________________________. See Section 6.03(A)(5).

[Note: Under a Plan which is subject to the joint and survivor annuity distribution requirements of Section 6.04 (Election 50(b)), the
Employer may elect under 48(d) to offer one or more additional annuities (Alternative Annuity) to the Plan's QJSA or QPSA. If the
Employer elects under Election 50(a) to exempt Exempt Participants from the joint and survivor annuity requirements, the Employer should not elect to provide an Alternative Annuity under 48(d).]

(e)	[ ] Ad-Hoc distributions. See Section 6.03(A)(6).

[Note: If an Employer elects to permit Ad-Hoc distributions: (i) the option must be available to all Participants; and (ii) the option is a
Protected Benefit.]

Nonstandardized 401(k) Plan

(f) [ ] Describe distribution method(s): _________________________________________________________________________________

[Note: The Employer under Election 48(f) may describe Severance from Employment distribution methods from the elections available under
Election 48 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable in a Lump-
Sum OR Accounts of Employees hired after "x" date are distributable in a Lump-Sum. Division B Employee Accounts are distributable in a
Lump-Sum or in Installments OR Accounts of Employees hired on/before "x" date are distributable in a Lump-Sum or in Installments.); (ii)
Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable in a Lump-Sum. Fixed Nonelective Contribution
Accounts are distributable in a Lump-Sum or in Installments); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 48(f) must: (i) be objectively determinable; (ii) not be subject to Employer,
Plan Administrator or Trustee discretion; (iii) be nondiscriminatory; and (iv) preserve Protected Benefits as required.]

49. BENEFICIARY DISTRIBUTION ELECTIONS (6.01(B)/6.02(B)/6.03). Subject to the Participant's elections under Section 6.01(B)(1)
as to the timing and method of distribution of the Participant's Account to the Participant's Beneficiary (which Participantelections must be consistent with the Plan and this Election 49), in the case of a Participant's death, the Beneficiary will receive distribution of the
Participant's Account (or of the Beneficiary's share thereof) as follows (Complete (a), (b), and (c)):

[Note: For purposes of this Election 49, unless otherwise noted, a "Beneficiary" includes, but is not limited to a "Designated Beneficiary"
under Section 6.02(E)(1).]

			(1)	(2)
			Spouse Beneficiary	Other Beneficiary

(a) Timing. The Plan will distribute to the Beneficiary as soon as is practical at (or not later than) the following time or date
(Choose one of (1) through (4). Choose (5) if applicable):

(1)	[ ]	Immediate. Immediately following the	[ ]	[ ]
Participant's death.

(2)	[ ]	Next Calendar Year. In the calendar year which	[ ]	[ ]
next follows the calendar year of the Participant's
death, but not later than December 31 of such
following calendar year.

(3)	[X]	As Beneficiary elects. At such time as the Beneficiary	[X]	[X]
may elect, provided that distribution pursuant to such
election (or in the absence of any Beneficiary election)
must commence no later than the Section 6.02 required date.

(4)	[ ]	Describe: _______________________________________________	[ ]	[ ]
[Note: The Employer under Election 49(a)(4) may describe an alternative distribution timing or afford the Beneficiary an election which is narrower than that permitted under election 49(a)(3). However, any election under Election 49(a)(4) must require distribution to commence no later than the Section 6.02 required date.]

(5)	[X]	Death before DCD; spousal election to delay. If the	[X]	N/A
Participant dies before his/her Distribution Commencement
Date and the Participant's sole Designated Beneficiary is
his/her spouse, the spouse may elect to delay distribution
until the end of the calendar year in which the Participant
would have attained age 70 1/2, if that date is later than the date upon which distribution would be required to commence
to a non-spouse Beneficiary.

(b) Method.The Plan will distribute to the Beneficiary under the followingdistributionmethod(s). Ifmore thanone methodiselected,
theBeneficiarymaychoosethe methodof distribution.(Choose one or more of (1) through (4) but do not elect (4) only):

(1)	[X] .	Lump-Sum. See Section 6.03(A)(3)	[X]	[X]

(2)	[X]	Installments sufficient to satisfy RMD.	[X]	[X]
See Section 6.03(A)(4)(a). An Installment in each Distribution
Calendar Year must at least equal the RMD amount.

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

	(3)	[ ]	Ad-Hoc sufficient to satisfy RMD. See Section 6.03(A)(6).			[ ]		[ ]
The Beneficiary must elect an Ad-Hoc distribution for each
Distribution Calendar Year at least equal to the RMD amount.

[Note: If an Employer elects to permit Ad-Hoc distributions: (i) the option must be available to all Beneficiaries; and (ii) the option is a
Protected Benefit.]

	(4)	[ ]	QPSA. See Section 6.04(B).			[ ]		N/A

[Note: If the Employer elects 50(b), the Employer should elect 49(b)(4). If the Employer elects 50(a), the Employer should not elect
49(b)(4). A surviving spouse may elect to waive the QPSA in favor of another method.]

(c) Death before the DCD. If a Participant dies before the Distribution
Commencement Date, the distribution to the Beneficiary will be made in accordance with the following rule(s) (Choose one of (1), (2), or (3)):

	(1) [X] Beneficiary election. See Section 6.02(B)(1)(e). This election					[X]		[X]
applies only if the Beneficiary is a Designated Beneficiary
under Treas. Reg. §1.401(a)(9)-4. If not, the 5-year rule applies.
In the absence of the Designated Beneficiary's election, the
Life Expectancy rule applies. The Employer in Appendix B
may elect to change the default (no Designated Beneficiary
election) to the 5-year rule.

	(2) [ ] Life Expectancy rule. See Section 6.02(B)(1)(d). This election					[ ]		[ ]
applies only if the Beneficiary is a Designated Beneficiary
under Treas. Reg. §1.401(a)(9)-4. If not, the 5-year rule applies.

	(3) [ ] 5-year rule. See Section 6.02(B)(1)(c). This election applies					[ ]		[ ]
regardless of whether the Beneficiary is a Designated Beneficiary under Treas. Reg. §1.401(a)(9)-4.

50. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Section
6.04 (Choose one of (a) or (b)):

(a) [X] Profit sharing exception. Do not apply to an Exempt Participant, as described in Section 6.04(G)(1), but apply to any other
Participants (or to a portion of their Account as described in Section 6.04(G)) (Complete (1)):

(1) One-year marriage rule. Under Section 7.05(A)(3) relating to an Exempt Participant's Beneficiary designation under the profit sharing exception (Choose one of a. or b.):

		a.	[X] Applies. The one-year marriage rule applies.

		b.	[ ] Does not apply. The one-year marriage rule does not apply.

(b) [ ] Joint and survivor annuity applicable. Section 6.04 applies to all Participants (Complete (1)):

(1) One-year marriage rule. Under Section 6.04(B) relating to the QPSA (Choose one of a. or b.):

		a.	[ ] Applies. The one-year marriage rule applies.

		b.	[ ] Does not apply. The one-year marriage rule does not apply.

ARTICLE VII
ADMINISTRATIVE PROVISIONS

51. ALLOCATION OF EARNINGS (7.04(B)). For each Contribution Type provided under the Plan, the Plan allocates Earnings using the following method (Choose one or more of (a) through (f) as applicable):
[Note: Elective Deferrals/Employee Contributions also includes Rollover Contributions, Transfers, DECs and Designated IRA
Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective
Contributions unless described otherwise in Election 51(f).]
				(1)		(2)	(3)	(4)
Elective Deferrals/
				All		Employee	Matching	Nonelective
				Contributions		Contributions	Contributions	Contributions
(a)	[X]		Daily. See Section 7.04(B)(4)(a).	[X]	OR	[ ]	[ ]	[ ]

(b)	[ ]		Balance forward.	[ ]	OR	[ ]	[ ]	[ ]
See Section 7.04(B)(4)(b).

(c)	[ ]		Balance forward with adjustment.	[ ]	OR	[ ]	[ ]	[ ]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

See Section 7.04(B)(4)(c). Allocate
pursuant to the balance forward method,
except treat as part of the relevant
Account at the beginning of the Valuation
Period_______ % of the contributions
made during the following Valuation
Period:

(d)	[ ] Weighted average. See Section	[ ]	OR	[ ]	[ ]	[ ]
7.04(B)(4)(d). If not a monthly
weighting period, the weighting
period is:

(e)	[ ] Participant-Directed Account.	[ ]	OR	[ ]	[ ]	[ ]
See Section 7.04(B)(4)(e).

(f)	[ ] Describe Earnings allocation method: ______________________________________________________________

[Note: The Employer under Election 51(f) may describe Earnings allocation methods from the elections available under Election 51 and/or a combination thereof as to any: (i) Participant group (e.g., Daily applies to Division A Employees OR to Employees hired after "x" date. Balance forward applies to Division B Employees OR to Employees hired on/before "x" date.); (ii) Contribution Type (e.g., Daily applies as to Discretionary Nonelective Contribution Accounts. Participant-Directed Account applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., Balance forward applies to investments placed with vendor A and Participant-Directed Account applies to investments placed with vendor B OR Daily applies to Participant-Directed Accounts and balance forward applies to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Earnings allocation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 51(f) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory.]

ARTICLE VIII
TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

52. VALUATION OF TRUST (8.02(C)(4)). In addition to the last day of the Plan Year, the Trustee (or Named Fiduciary as applicable) must value the Trust Fund on the following Valuation Date(s) (Choose one or more of (a) through (d) as applicable):

[Note: Elective Deferrals/Employee Contributions also include Rollover Contributions, Transfers, DECs and Designated IRA Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective Contributions unless described otherwise in Election 52(d).]
		(1)		(2)	(3)	(4)
Elective Deferrals/
		All		Employee	Matching	Nonelective
		Contributions		Contributions	Contributions	Contributions

(a)	[ ] No additional Valuation Dates.	[ ]	OR	[ ]	[ ]	[ ]
(b)	[X] Daily Valuation Dates. Each business	[X]	OR	[ ]	[ ]	[ ]
day of the Plan Year on which Plan
assets for which there is an
established market are valued and
the Trustee is conducting business.

(c)	[ ] Last day of a specified period. The	[ ]	OR	[ ]	[ ]	[ ]
last day of each _____ of the Plan Year.

(d)	[ ] Specified Valuation Dates: _______________________________________________________________________.

[Note: The Employer under Election 52(d) may describe Valuation Dates from the elections available under Election 52 and/or a combination thereof as to any: (i) Participant group (e.g., No additional Valuation Dates apply to Division A Employees OR to Employees hired after "x" date. Daily Valuation Dates apply to Division B Employees OR to Employees hired on/before "x" date.); (ii) Contribution Type (e.g., No additional Valuation Dates apply as to Discretionary Nonelective Contribution Accounts. The last day of each Plan Year quarter applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., No additional Valuation Dates apply to investments placed with vendor A and Daily Valuation Dates apply to investments placed with vendor B OR Daily Valuation Dates apply to Participant-Directed Accounts and no additional Valuation Dates apply to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Trust valuation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 52(d) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory.]

© 2008 Wells Fargo Bank, N.A.

Nonstandardized 401(k)

EXECUTION PAGE

The Employer, by executing this Adoption Agreement, hereby agrees to the provisions of this Plan and Trust.

Employer: Premiere Global Services, Inc.

Date: 9/3/10

Signed: /s/ Alison Sheehan

Alison Sheehan, SVP, HR
, [print name/title]

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, hereby accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. If the Employer under Election 5(c) will use a separate Trust, the Trustee need not execute this Adoption Agreement.

Nondiscretionary Trustee(s): Wells Fargo Bank, N.A.

Date:

Signed:

[print name/title]

Nondiscretionary Trustee(s):

Date:

Signed:

[print name/title]

Custodian(s) (Optional):

Date:

Signed:

[print name/title]

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the
Employer's Plan. The Employer only may use this Adoption Agreement only in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to
Adoption Agreement Election(s) 33(e); 21(b) effective January 1, 2010; September 1, 2010, by substitute Adoption Agreement page number(s) previously on pages 19 and 11. The Employer should retain all Adoption Agreement Execution Pages and amended pages.
[Note: The Effective Date may be retroactive or may be prospective as permitted under Applicable Law.]

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting
Employers of any amendment to this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor's intended meaning of any Plan provisions or the effect of the Opinion Letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan
Sponsor at the following address and telephone number: 2700 Snelling Avenue North, Roseville, MN 55113, 651-205-9868.

Reliance on Sponsor Opinion Letter. The Prototype Plan Sponsor has obtained from the IRS an Opinion Letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the Opinion Letter, Code §401. An adopting Employer may rely on the Prototype Sponsor's IRS Opinion Letter only to the extent provided in Rev. Proc. 2005-16. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the
Opinion Letter and in Rev. Proc. 2005-16, Sections 19.02 and 19.03. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the IRS.

© 2008 Wells Fargo Bank, N.A.